PA103/202/AC#19126060.157
Exhibit 10.13
FLUTTER ENTERTAINMENT PLC
RULES of the
FLUTTER ENTERTAINMENT PLC
SHARESAVE SCHEME
(Amended by a shareholder resolution on 21 December 2015, a resolution of the Remuneration
Committee dated 18 April 2016, a resolution of the Compensation and Human Resources Committee dated 13 December 2023, a resolution of the Compensation and Human Resources Committee dated
30 July 2024 and a resolution of the Compensation and Human Resources Committee dated 13
November 2024.)
TABLE OF CONTENTS
2APPLICATION FOR OPTIONS5
3SCALING DOWN6
4GRANT OF OPTIONS7
5LIMITATIONS ON GRANTS OF OPTIONS7
6RIGHTS OF EXERCISE AND LAPSE OF OPTIONS8
7TAKEOVER9
8RECONSTRUCTION, AMALGAMATION AND WINDING-UP9
9EXCHANGE OF AWARDS ON TAKEOVER OF COMPANY10
10MANNER OF EXERCISE11
11ISSUE OR PURCHASE OF SHARES11
12ALTERATION OF CAPITAL12
13ADMINISTRATION12
14AMENDMENTS12
15NON-TRANSFERABILITY OF OPTIONS13
16GENERAL13
17DISPUTES14
APPENDIX 1 GLOBAL15
APPENDIX 2 UK16
APPENDIX 3 USA22
APPENDIX 4 AUSTRALIA26
APPENDIX 5 BULGARIA33
APPENDIX 6 GIBRALTAR37
APPENDIX 7 ITALY41
APPENDIX 8 MALTA44
APPENDIX 9 PORTUGAL47
APPENDIX 10 ROMANIA50
APPENDIX 11 INDIA53
APPENDIX 12 CANADA55
APPENDIX 13 BOSNIA AND HERZEGOVINA58
APPENDIX 14 SERBIA59
APPENDIX 15 MONTENEGRO60
APPENDIX 16 BRAZIL61
THE FLUTTER ENTERTAINMENT PLC SHARESAVE SCHEME
(Adopted by a written resolution of the members of the Company dated 21s November 2000 as the
“Power Leisure plc Sharesave Scheme”).
1.DEFINITIONS
1.1In this Scheme, unless the context otherwise requires, the following words and expressions shall bear the meanings set forth below:-
“the Act”the Taxes Consolidation Act 1997, as amended;
“the Board”the board of directors of the Company or a duly
authorised committee thereof;
“Close Company”has the meaning assigned to it by Section 430 of the
Act;
“the Company”Flutter Entertainment plc (registered in Ireland under
no. 16956);
“Company’s Share Dealing Code”the Company’s Group Securities Dealing Policy and/
or PDMR Securities Dealing Policy (to the extent
applicable) as in force from time to time or such other
code for dealings in Shares by employees of a Group
Member as the Company may adopt from time to
time;
“Compensation Committee” or
“Remuneration Committee”the Compensation and Human Resources Committee
of the Company (or its predecessor committee by
whatever name) or any duly authorised committee of
the Board or a person duly authorised by the
Compensation Committee (or by its predecessor
committee by whatever name) or by any such duly
authorised committee of the Board;
“Control”has the meaning given by Section 432 of the Act;
“Date of Grant”the date on which the Board accepts a duly completed form of application for an Option;
“Date of Invitation”the date on which the Board invites applications for
Options;
“Dealing Day”any day on which the Stock Exchange is open for the transaction of business;
“DI”means depositary interests representing Shares,
issued in such manner as may be approved by the
Company from time to time;
“Directors”the directors of the Company;
“Eligible Employee”any individual who:-
(A)is an employee of a Participating Company
or is a full-time director of a Participating
Company (a full-time director for this
purpose is one who is required to devote
substantially the whole of his time to the
service of a Participating Company); and
(B)is chargeable to tax in respect of his office
or employment under Schedule E; and
(C)is an employee of a Participating Company,
or is a full-time director of a Participating
Company:
(x)on the Date of Invitation and remains so until the
Date of Grant and for this purpose the gap between
the Date of Invitation and the Date of Grant shall
not exceed 12 months; or
(y)for such other period (not exceeding 12 months
ending on the Date of Grant) as the Directors may
from time to time determine;
Provided that no person shall be an Eligible
Employee if that person is ineligible to participate in
the Scheme by virtue of paragraph 8 of Schedule
12A;
“Exercise Price”the amount payable on the exercise of an Option, whether in whole or in part, being an amount equal to
the relevant Option Price multiplied by the number of
Shares in respect of which the Option is exercised;
“Invitation Period”the period of 42 days immediately following the day on which the Company makes an announcement of its
results for the last preceding financial year or half-
year or other period;
“Market Value”in relation to a Share shall be the closing price of a
Share, on any day if and so long as the Shares are
listed on the Stock Exchange (as derived from the
daily official list or equivalent such record of the
Stock Exchange);
“Material Interest”shall be construed in accordance with paragraph 8 of
Schedule 12A;
“Maturity Date”the date on which a Participant becomes entitled to receive Repayment (including a bonus) under a three
year savings contract (“Three Year Maturity Date”);
“Maximum Contribution” the lesser of:
(A)such maximum monthly contribution as
may be permitted under Paragraph 25 of
Schedule 12A; or
(B)such maximum monthly contribution as
may be determined from time to time by the
Board;
“Minimum Contribution” such minimum monthly contribution as may not be exceeded under Paragraph 25 of Schedule 12A;
“Monthly Contribution”monthly contributions agreed to be paid by a
Participant under the Savings Contract made in
connection with his Option;
“Option”a right to acquire Shares under the Scheme which is
either subsisting or (where the context so admits or
requires) is proposed to be granted;
“Option Price”the price per Share, as determined by the Board, at which an Eligible Employee may acquire Shares
upon the exercise of an Option being not less than
75% (rounded up to the nearest euro cent) of the
Market Value on the Dealing Day immediately
preceding the Date of Invitation provided that if the
Market Value as determined as aforesaid is less than
the nominal value of a Share, then the Option Price
shall be increased to such amount as shall be equal
to such nominal value;
“Participant”an individual to whom an Option has been granted, or (where the context so admits or requires) the
personal representatives of any such individual;
“Participating Company”(A)the Company; and
(B)any other company which the Company has
Control and is nominated by the Board as a
Participating Company;
“Repayment”in relation to a Savings Contract, the aggregate of the Monthly Contributions which the Participant has
agreed to make pursuant to the relevant Savings
Contract and, (unless deemed not to include the
bonus under Rule 3), the bonus due at the Maturity
Date;
“Rules”the rules of the Scheme as they may be amended
from time to time and for the time being in force
and a reference to any particular Rule shall be a
reference to one of these Rules;
“Saving Contract”a savings contract under a certified contractual savings scheme within the meaning of Schedule
12B operated by such bank or building society
within the meaning of Section 519C of the Act as is
nominated by the Board;
“Schedule 12A”Schedule 12A to the Act;
“Schedule 12B”Schedule 12B to the Act;
“Scheme”the Flutter Entertainment plc Sharesave Scheme in its
present form or as from time to time amended in
accordance with the provisions hereof, including any
sub plans established pursuant to this Rules;
“Share”an ordinary share in the capital of the Company;
“Specified Age”means age 65 or any other age a person is bound to retire provided it is no less than 60 and not more than
pensionable age (within the meaning of section 2 of
the Social Welfare (Consolidation) Act 1993); and
“Stock Exchange”means the London Stock Exchange, the New York
Stock Exchange or such other stock exchange (or any
successor body) where the Shares are traded as
determined by the Compensation Committee and, if
applicable agreed with the Revenue Commissioners.
1.2In
this Scheme, unless the context requires otherwise:-
(a)the headings are inserted for convenience only and do not affect the interpretation of any Rule;
(b)a reference to a Rule is a reference to a Rule of this Scheme;
(c)a reference to a statute or statutory provision includes a reference:-
(i)to that statute or provision as from time to time consolidated, modified, re-enacted or replaced by any statute or statutory provision;
(ii)to any repealed statute or statutory provision which it re-enacts (with or without modification); and
(iii)to any subordinate legislation made under it;
(d)words in the singular include the plural, and vice versa;
(e)a reference to the masculine shall be treated as a reference to the feminine, and vice versa;
(f)if a period of time is specified and starts from a given day or the day of an act or event, it is to be calculated exclusive of that day; and
(g)a reference to “a year” shall be a period calculated by reference to a previous or subsequent anniversary of a particular date.
2.APPLICATION FOR OPTIONS
2.1The Board may, during any Invitation Period, invite applications for Options from
Eligible Employees.
2.2If the Company is restricted by statute, order or regulation (including any regulation, order or requirement imposed on the Company by the Stock Exchange or any other regulatory authority) from issuing invitations during any Invitation Period, the Board may issue such invitations at any time during the period 42 days beginning with the date on which such restriction is removed.
2.3Application for Options under the Scheme shall be made in such form as the Board may require and shall be accompanied by the application form for a Savings Contract which has been signed by the applicant. Subject to the limits set out in Rule 2.5, such application shall also specify whether, for the purpose of determining the number of
Shares over which an Option is to be granted, the amount the applicant wishes to save each month under the Savings Contract and shall authorise the Participating Company by which such employee is from time to time employed to deduct such amount (or such lesser amount as is appropriate to the reduced amount determined in accordance with Rule 3) from his pay.
2.4The amount for which Shares may be acquired under any Option shall be as nearly as possible (without involving fractions of a Share) equal to but shall not exceed the
Repayment (as reduced pursuant to Rule 3, where appropriate) of the Participant under the Savings Contract entered into by him in connection with the grant of that
Option.
2.5The minimum monthly contribution payable under a Savings Contract by a
Participant shall be the Minimum Contribution. The aggregate of any Participant’s
Monthly Contributions under all Savings Contracts shall not exceed the Maximum
Contribution.
2.6Each application for an Option shall provide that, in the event of excess applications, each application shall be deemed to have been modified or withdrawn in accordance with the steps taken by the Board to scale down applications pursuant to Rule 3.
2.7Each application shall be deemed to be for an Option over the largest whole number of Shares which can be acquired at the Option Price with the Repayment under the
Savings Contract entered into in connection with the Option.
2.8On any occasion on which the Board invites applications for Options, the Board may in its discretion determine and announce the minimum and maximum level of contributions which may be paid (which contribution levels shall not be less or more than the respective such amounts as are permitted at the date of invitation by law, the
Scheme or by the relevant Savings Contract) and/or the maximum number of Shares in respect of which Options will be granted in response to applications made pursuant to the invitations issued on that occasion.
3.SCALING DOWN
3.1If valid applications are received for a total number of Shares in excess of any maximum number of Shares determined by the Board pursuant to Rule 2, or any limitation under Rule 5, the Board shall scale down applications, at its absolute discretion, by carrying out the following successive steps:
(a)in respect of each election for a Savings Contract with a Three Year Maturity
Date, the Repayment shall be deemed not to include the relevant bonus; and
(b)so far as necessary, the proposed monthly contributions shall be reduced pro rata to the excess over such amount as the Board shall determine for this purpose, being not less than the Minimum Contribution; and
(c)so far as necessary, (but subject to Rule 3.2 below), applications shall be selected by lot until the number of Shares available equals or exceeds such total number of Shares applied for.
3.2If the number of Shares available is insufficient to enable an Option based on
Monthly Contributions of the Minimum Contribution a month to be granted to each
Eligible Employee making a valid application, the Board may, as an alternative to selecting by lot, determine in its absolute discretion that no Options shall be granted.
3.3If, in applying the scaling down provisions contained in this Rule 3, Options cannot be granted within the 30 day period referred to in Rule 4.3 below, the Board may extend that period by 12 days regardless of the expiry of the relevant Invitation
Period.
4.GRANT OF OPTIONS
4.1No Option shall be granted to any person if at the Date of Grant that person shall have ceased to be an Eligible Employee.
4.2No Option shall be granted to any person at any time when he has, or has within the preceding 12 months had a Material Interest in a Close Company being either the
Company or a company which has Control of the Company or is a member of a consortium which owns such a company.
4.3Within 30 days of any Dealing Day by reference to which the Option Price was fixed the Board may, subject to Rule 3 above, grant to each Eligible Employee who has submitted a valid application an Option in respect of the number of Shares for which application has been deemed to be made under Rule 2.7.
4.4The Company shall issue to each Participant an option certificate in such form (not inconsistent with the provisions of the Scheme) as the Board may from time to time prescribe. Each such option certificate shall specify the Date of Grant of the Option, the number and class of Shares over which the Option is granted, the Option Price and the Maturity Date.
4.5Except as otherwise provided in these Rules, every Option shall be personal to the
Participant to whom it is granted and shall not be transferable.
4.6No amount shall be paid in respect of the grant of an Option.
5.LIMITATIONS ON GRANTS OF OPTIONS
5.1The number of Shares for which Options may be granted under the Scheme in any period of ten successive years shall not, when added to the number of Shares which shall have been or remain to be issued during the same period under share schemes which are required to be made available to all employees of the Company, exceed such number of Shares as represents five per cent, of the issued ordinary share capital of the Company.
5.2In determining the above limits no account shall be taken of any Shares where the right to acquire such Shares was released, lapsed or otherwise has become incapable of exercise.
6.RIGHTS OF EXERCISE AND LAPSE OF OPTIONS
6.1(A)Save as provided in Rules 6.2, 6.3, 6 4 and Rule 7, an Option shall not be exercised earlier than the Maturity Date under the Savings Contract entered into in connection therewith.
(B)Save as provided in Rule 6.2, an Option shall not be exercised later than 6 months after the Maturity Date under the Savings Contract entered into in connection therewith.
(C)Save as provided in Rules 6.2 and 6.3, an Option may only be exercised by a
Participant whilst he is a director or employee of a Participating Company.
6.2An Option may be exercised by the personal representatives of a deceased
Participant:-
(a)within 12 months following the date of his death if such death occurs before the Maturity Date;
(b)within 12 months following the Maturity Date in the event of his death within
6 months after the Maturity Date.
6.3An Option may be exercised by a Participant within 6 months following his ceasing to hold the office or employment by virtue of which he is eligible to participate in the
Scheme by reason of:-
(a)injury, disability, redundancy or retirement on reaching the Specified Age;
(b)his office or employment being in a company which the Company ceases to have Control; or
(c)his office or employment relates to a business or part of a business which is transferred to a person who is neither an associated company nor a company of which the Company has Control.
6.4An Option may be exercised by a Participant within 6 months following the date he reaches the Specified Age if he continues after that date to hold the office or employment by virtue of which he is eligible to participate in the Scheme.
6.5No person shall be treated for the purposes of Rule 6.3 as ceasing to hold an office or employment by virtue of which that person is eligible to participate in the Scheme until that person ceases to hold any office or employment in a Participating Company or in any associated company.
6.6An Option granted to a Participant shall lapse upon the occurrence of the earliest of the following:
(a)subject to (b) below, 6 months after the Maturity Date under the Savings
Contract entered into in connection with the Option;
(b)where the Participant dies before the Maturity Date, 12 months after the date of death, and where the Participant dies in the period of 6 months after the
Maturity Date, 12 months after the Maturity Date;
(c)the expiry of any of the 6 month periods specified in Rule 6.3(a) and (b), save that if at the time any of such applicable periods expire, time is running under the 12 month periods specified in Rule 6.2, the Option shall not lapse by reason of this Rule 6.6 until the expiry of the relevant 12 month period in
Rule 6.2;
(d)the Participant ceasing to hold any office or employment with a Participating
Company for any reason other than those specified in Rule 6.3 or as a result of his death;
(e)subject to Rule 8, the passing of an effective resolution, or the making of an order by the Court, for the winding-up of the Company;
(f)the Participant being deprived (otherwise than on death) of the legal or beneficial ownership of the Option by operation of law, or doing anything or omitting to do anything which causes him to be so deprived or become bankrupt; and
(g)before an Option has become capable of being exercised, the Participant giving notice that he intends to stop paying Monthly Contributions, or being deemed under the terms of the Savings Contact to have given such notice, or making an application for repayment of the Monthly Contributions.
6.7In deciding whether and when to exercise an Option, a Participant shall have regard to the Company’s Share Dealing Code.
7.TAKEOVER
7.1Offers for Share Capital
(a)Subject to Rule 9, if any person obtains Control of the Company as a result of making an offer to acquire Shares, the Board shall as soon as reasonably practicable of becoming aware thereof notify every Participant and may, at the same time, request each such Participant to exercise unexercised Options held by him and each such Participant may, whether so requested or not, within six months of the time when the person making the offer has obtained
Control of the Company and any condition subject to which the offer has been satisfied, exercise unexercised Options held by him (or, as the case may be, those portions of them not already exercised) in relation to the Shares to which such Options relate.
(b)In the event of a Participant failing to exercise an Option requested to be exercised by him by the Board pursuant to Rule 7.1, such Option shall be deemed to have lapsed.
7.2Compulsory acquisition of Company
Subject to Rule 9, if a person becomes entitled or bound to acquire shares in the
Company under Chapter 2 of Part 9 of the Companies Act 2014, all Options may be
exercised at any time when the person remains so entitled and bound.  If not so exercised, the Options shall cease to be exercisable and shall lapse.
8.RECONSTRUCTION, AMALGAMATION AND WINDING-UP
8.1Subject to Rule 9, in the event of:-
(a)the court, under Chapter 1 of Part 9 of the Companies Act 2014, sanctioning a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies (the sanction by the court of the compromise or arrangement shall be communicated by the Board to each
Participant in writing); or
(b)the Company passing a resolution for its voluntary winding-up (the passing of which resolution shall be communicated by the Board to each Participant in writing)
a Participant may, within six months of the court sanctioning such compromise or arrangement or the passing of the resolution for the Company’s voluntary winding-
up, exercise unexercised Options held by him (or, as the case may be, those portions of them not already exercised) in relation to the Shares to which such Options relate.
8.2In the event of a Participant failing to exercise an Option pursuant to Rule 8.1 within
6 months of being first required or entitled to do so, such Option shall be deemed to have lapsed.
9.EXCHANGE OF AWARDS ON TAKEOVER OF COMPANY
9.1Exchange of Options
If the person referred to in Rule 7.1, 7.2 or 8.1(a) (reading the reference in Rule 7.1 to
“proposes to obtain” as “obtains”) is a company (“Acquiring Company”), a
Participant may, at any time during the period set out in Rule 9.2, by agreement with the Acquiring Company, release his Option in whole or in part in consideration of the grant to him of a new option (“New Option”) which is equivalent to the Option but which relates to shares (“New Shares”) in:
(a)the Acquiring Company; or
(b)a company falling within sub-paragraph (b) or sub-paragraph (c) of paragraph
11, of Schedule 12A, which satisfy the conditions specified in paragraphs 11 to 15 inclusive of Schedule 12A.
9.2Period allowed for exchange of Options
The period referred to in Rule 9.1 is:
(a)where Rule 7.1 applies, the period referred to in that rule;
(b)where the Rule 7.2 applies, the period during which the Acquiring Company remains so entitled or bound; and
(c)where Rule 8.1(a) applies, the period of six months beginning with the time when the court sanctions the compromise or arrangement.
9.3Meaning of “equivalent”
The New Option shall not be regarded for the purpose of this Rule 9 as equivalent to the Option unless:
(a)the New Option will be exercisable in the same manner as the Option and subject to the provisions of the Scheme as it had effect immediately before the release of the Option; and
(b)the total market value, immediately before the release of the Option, of the
Shares which were subject to the Option is as nearly as may be equal to the total market value, immediately after the grant of the New Option, of the
New Shares (market value being determined for this purpose in accordance with section 548 of the Act); and
(c)the total amount payable by a Participant for the acquisition of the New
Shares under the New Option is as nearly as may be equal to the total amount that would have been payable by the Option Holder for the acquisition of the
Shares under the Option.
9.4Date of grant of New Option
The date of grant of the New Option shall be deemed to be the same as the Date of
Grant of the Option.
9.5Application of Scheme to New Option
In the application of the Scheme to the New Option, where appropriate, references to
“Company” and “Shares” shall be read as if they were references to the company to whose shares the New Option relates and the New Shares, respectively.
10.MANNER OF EXERCISE
10.1An Option may only be exercised during the periods specified in Rules 6, 7 and 8, and only with monies not exceeding the amount of the Repayment under the Savings
Contract entered into in connection therewith as at the date of such exercise. For this purpose, no account shall be taken of such part (if any) of the Repayment of any
Monthly Contribution the due date for the payment of which under the Savings
Contract arises after the date of the Repayment.
10.2Exercise shall be by the delivery to the secretary of the Company, or other duly appointed agent, of an option certificate covering the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Participant (or by his duly authorised agent) together with evidence of the Repayment under the Savings Contract and any remittance for the Exercise Price payable, or authority to the Company to withdraw and apply monies equal to the Exercise Price from the Savings Contract, to acquire the Shares over which the Option is to be exercised. The effective date of exercise shall be the date of delivery of the notice of exercise.
10.3When an Option is exercised only in part, it shall lapse to the extent of the unexercised balance and the balance of the monies in the Savings Contract shall be returned to the Participant.
11.ISSUE OR PURCHASE OF SHARES
11.1Shares to be issued or purchased pursuant to the exercise of an Option shall be allotted or purchased, as applicable within 28 days following the effective date of exercise of the Option.
11.2Shares to be issued or purchased pursuant to the Scheme will rank pari passu in all respects with the Shares then in issue, except that they will not rank for any rights attaching to Shares by reference to a record date preceding the date of exercise.
11.3If and so long as the Shares are listed on any Stock Exchange, the Company shall apply, as necessary, for a listing on such Stock Exchanges for any Shares issued or purchased pursuant to the Scheme as soon as practicable after the allotment or purchase thereof.
11.4Where Shares are to be delivered to a Participant as a consequence of the exercise of an Option, the relevant Shares shall be delivered to the Participant in such manner as the Compensation Committee may in its discretion determine, including but not limited to procuring the issue of DIs representing the relevant Shares to the
Participant or its nominee(s) and/or making arrangements for the relevant Shares to be held on behalf of the Participant in any securities settlement system to which the
Shares are eligible for admission from time to time.
12.ALTERATION OF CAPITAL
12.1Subject to the provisions of Rule 8 hereof, in the event of any capitalisation issue, rights issue, sub-division, consolidation or any reduction or other reorganisation of the capital of the Company, the number of Shares composed in any Option, and/or the
Option Price therefor may be adjusted by the Board in such manner as it may in its absolute discretion, with the prior written approval of the Revenue Commissioners determine to be appropriate, provided that in the event that any alteration of capital results in the reduction of the Option Price to less than the nominal value of the
Shares, the Option Price shall be increased to the nominal value of such Shares.-
12.2All Participants shall be informed of any such variation as soon as practicable thereafter.
13.ADMINISTRATION
13.1Any notice or other communication made under, or in connection with, the Scheme may be given by personal delivery or by sending the same by email or post, in the case of a company to its registered office and in the case of an individual to his last known address, or, where he is a director or employee of a Participating Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment or by email to the email address assigned to him in connection with his office or employment (save where an employee is absent from his employment for a period of leave, other than annual leave, during which he will not have access to such email address), and where a notice or other communication is given by post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped and if sent by email shall be deemed to have been duly given on transmission.
13.2The Company may distribute to Participants copies of any notice or document normally sent by the Company to the holders of Shares.
13.3If any option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Board may require.
13.4The Company shall at all times keep available for allotment unissued Shares at least sufficient to satisfy all Options under which Shares may be subscribed.
13.5The decision of the Board in any dispute relating to an Option or the due exercise thereof or any other matter in respect of the Scheme shall be final and conclusive.
13.6The costs of introducing and administering the Scheme shall be borne by the
Company.
14.AMENDMENTS
14.1Except as described in this Rule 14, the Compensation Committee may, with the prior written approval of the Revenue Commissioners, at any time amend the Rules.
14.2Without the prior approval of the Company in general meeting, an amendment may not be made for the benefit of existing or future Participant to the Rules of the
Scheme relating to:
(a)the persons to whom or for whom securities or other benefits are provided for under the Scheme; or
(b)the limit on the number or amount or other benefits of Shares which may be acquired under the Scheme.
14.3An amendment may not adversely affect the rights of an existing Participant except where the amendment has been approved by Participants who together represent the holders of Awards which have the majority of Shares which are the subject all
Awards outstanding at such time.
14.4The Compensation Committee shall have the power to make such amendments and alterations as are required, including the power to create new share based incentive plans and sub plans for Eligible Employees in jurisdictions outside of Ireland, to take account of local restrictions, taxation requirements, exchange control, security laws etc or to take advantage of taxation laws specific to the provision of share based incentive schemes in any jurisdiction.
15.NON-TRANSFERABILITY OF OPTIONS
15.1During his lifetime only the individual to whom an Option is granted may exercise that Option.
15.2An Option shall immediately cease to be exercisable if it is transferred or assigned
(other than to personal representatives upon the death of the Participant), mortgaged, charged or otherwise disposed of by the Participant.
16.GENERAL
16.1The Scheme may be terminated at any time by resolution of the Board or by ordinary resolution of the Company in general meeting.  The Board may decide to grant no further Options and may suspend the Scheme at any time. Termination of the Scheme shall be without prejudice to the subsisting rights of Participants.
16.2The rights and obligations of any individual under the terms of his office or employment with the Company or a Participating Company shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reason whatsoever insofar as those rights arise, or may arise, from his ceasing to have rights under or being entitled to exercise any Option under the Scheme as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
16.3These Rules shall be governed by, and construed in accordance with, Irish law.  The
Irish courts will have jurisdiction to settle any dispute in relation to the Scheme.  The jurisdiction agreement contained in this Rule is made for the benefit of the Company only, which accordingly retains the right (i) to bring proceedings in any other court of competent jurisdiction; or (ii) to require any dispute to be settled in accordance with
Rule 17. By accepting the grant of an Option, a Participant is deemed to have agreed to submit to such jurisdiction.
17.DISPUTES
Any disputes arising hereunder may be referred by the Board to arbitration pursuant to the provisions of the Arbitration Act 2010 and any Participant so affected will submit to such arbitration.
APPENDIX 1
GLOBAL
17.1
1.In case of any Participant in a jurisdiction outside of Ireland or the United Kingdom if due to any applicable exchange rate fluctuations, the amount of the Repayment under the relevant Savings
Contract or Savings Account is insufficient to exercise the Option in full (taking into account the
Monthly Contributions), the Company may require, at its discretion, that the Participant shall make additional payments so as make good such shortfall prior to any exercise of an Option. If on the other hand, there is an excess of such amount due to exchange rate fluctuations, the excess funds less the bank transfer fee determined by the Company will be repaid to the Participant as soon as reasonably practicable after the date of exercise of the Option or dealt with in accordance with the directions of the Participant. For the avoidance of doubt, additional Shares may not be purchased.
2.For the avoidance of doubt, a Participant may not make additional contributions to the relevant
Savings Contract or Savings Account other than as provided in Rule 10.4 and for cessation of employment reasons as set out more generally in the Rules. A Participant who is entitled to make additional contributions due to cessation of employment shall do so in the manner notified to the
Participant in writing, which shall direct whether such additional contributions are (i) payable in a lump sum payment either (at the Company’s direction) to the designated company account or to the Company’s share plan administrator from time to time at the end of the permitted additional savings period; or (ii) payable in monthly instalments to the Savings Contract or Savings
Account.
3.In case of any Participant in a jurisdiction outside of Ireland or the United Kingdom, all references to euro (EUR) shall be deemed to mean sterling (GBP) or US dollars (US$), as determined by the Company.
APPENDIX 2
UK
As amended by resolution of the Remuneration Committee on 18 February 2016 and incorporating amendments made automatically with effect on and from 17 July 2013 by virtue of section 14 of and
Schedule 2 to the Finance Act 2013 and with effect on and from 6 April 2014 by virtue of section 51 of and Schedule 8 to the Finance Act 2014 and as amended by resolution of the Compensation and
Human Resources Committee on 13 December 2023.
The provisions of this Schedule apply in relation to an Option if the Board so determines when making an Invitation in relation to it. If so, the Rules shall apply to an Option granted under this
Schedule subject to the following provisions:
1.Definitions
1.1In Rule 1.1 the following definitions shall read as follows:
Control has the meaning given by Section 719 of ITEPA;
Eligible Employee means any individual:
(a)who is an employee of a Participating Company or is a full-time director of a
Participating Company (a full-time director for this purpose is one who is required to devote not less than 25 hours per week, excluding lunch breaks and reasonable holiday entitlement, to the service of one or more Participating Companies); and
(b)whose earnings from that office or employment are (or would be if there were any)
general earnings to which section 15 or 21 of ITEPA applies; and
(c)who is an employee of a Participating Company or is a full-time director of a
Participating Company:
(d)(x)on the Date of Invitation and remains so until the Date of Grant and for this purpose the gap between the Date of Invitation and the Date of Grant shall not exceed
12 months; or
(e)(y)for such other period (not exceeding 12 months ending on the Date of Grant)
as the Directors may from time to time determine;
Maximum Contribution means the lesser of:
(f)such maximum monthly contribution as may be permitted under paragraph 25(3)(a)
of Schedule 3; or
(g)such maximum monthly contribution as may be determined from time to time by the
Board;
Minimum Contribution means such minimum monthly contribution as may be permitted under paragraph 25(3)(b) of Schedule 3;
Savings Contract means a savings contract under a certified contractual savings scheme within the meaning of paragraph 24(1) of Schedule 3 operated by such bank or building society as is nominated by the Board; and
Specified Age means age 65.
1.2In Rule 1.1 the definitions of “the Act”, “Close Company”, “Material Interest”, “Schedule
12A” and “Schedule 12B” shall not apply.
1.3In Rule 1.1 the following additional definitions shall apply:
(a)ITEPA means the Income Tax (Earnings and Pensions) Act 2003;
(b)Non-UK Company Reorganisation has the meaning given to that term by paragraph
47A of Schedule 3;
(c)Restriction means a restriction within the meaning given to that term by paragraph
48(3) of Schedule 3;
(d)Revenue means Her Majesty’s Revenue and Customs;
(e)Schedule 3 means Schedule 3 to ITEPA; and
(f)Schedule 3 SAYE Option Scheme has the meaning given to that term by paragraph
49 of Schedule 3.
1.4In Rule 1.1 the definition of Option Price shall be read as if the figure “75%” were deleted and replaced with the figure “80%”.
1.5In Rule 1.1 the definition of Market Value shall read as follows:
(h)“in relation to a Share, shall be the middle market closing price of a Share, on any day if and so long as the Shares are listed on the Stock Exchange (as derived from the daily official list or equivalent such record of the Stock Exchange) as agreed in advance with Inland Revenue Shares Valuation, the market value of a Share that is subject to a Restriction being determined, if so required for the purposes of any relevant provision in Schedule 3, as if it were not subject to the Restriction”.
1.6In Rule 1.1 the definition of Share shall be read as if the following words were added at the end:
“which satisfies the provisions of paragraphs 17 to 20 (inclusive) and 22 of Schedule 3” .
2.Rule 2
2.1Rule 2.1 shall be read as if the following sentence were added at its end:
“Each Invitation shall specify the last date for receipt of applications pursuant to that invitation being a date not less than fourteen days after the date on which the invitation is made”.
3.Rule 4
3.1Rule 4 shall be read as if:
(a)Rule 4.2 were deleted; and
(b)the following new Rule 4.7 were added after Rule 4.6:
3.2“If the Shares which are the subject of an Option are subject to any Restriction, the
Company shall as soon as practicable after the Date of Grant notify Participants of that fact and the details of any such Restriction.”
4.Rule 6
4.1Rule 6.3(a) shall be read as if the following words were deleted:
4.2“or retirement on reaching the Specified Age”, and the following words were substituted in their place:
“, retirement or a relevant transfer within the meaning of the Transfer of Undertakings
(Protection of Employment) Regulations 2006”.
4.3Rule 6.3(b) shall be read as if it were deleted the following words were substituted in its place:
4.4“his employing company ceasing to be an associated company (as defined in paragraph 35 of Schedule 3) of the Company by reason of a change of control of the
Company (as determined in accordance with sections 450 and 451 of the Corporation Tax Act
2010)”
4.5Rule 6.3(c) shall be read as if the following words were added at the end:
4.6“where the transfer is not a relevant transfer within the meaning of the Transfer of
Undertakings (Protection of Employment) Regulations 2006”
4.7Rule 6.4 shall be read as if the following words were inserted after “An Option”:
4.8“which was granted before 17 July 2013”.
4.9Rule 6.5 shall be read as if the following words were added at the end:
“(as defined in paragraph 35(4) of Schedule 3)”.
5.Rule 7
5.1Rule 7.1(a) shall be read as if the following words were added in between the words “making an offer” and “to acquire Shares”:
“(falling within paragraphs 37(3), 37(3A) and 37(3B) of Schedule 3)”.
5.2Rule 7.1(b) shall be read as if the following words were inserted after the words “shall be deemed to have lapsed”:
“save that in the case of any Option granted on or after 6 April 2014, such Option shall not lapse under this Rule 7.1(b) on the expiry of the six month period referred to in Rule 7.1(a) if the expiry of that 6 month period occurs prior to the expiry of a relevant 12 month period under Rule 6.2 but shall lapse only on the expiry of the relevant 12 month period under Rule 6.2.”
5.3Rule 7.2 shall be read as if:
(a)the words “under Chapter 2 of Part 9 of the Companies Act 2014” were deleted and the following words were substituted in their place:
“sections 979 to 982 (inclusive) or 983 to 985 (inclusive) of the Companies Act 2006
(or legislation in another jurisdiction which is closely comparable)”; and
(b)as if the following words were inserted after the words “and shall lapse”:
“save that in the case of any Option granted on or after 6 April 2014, such Option shall not lapse under this Rule 7.2 if the expiry of the exercise period specified under this Rule 7.2 occurs prior to the expiry of a relevant 12 month period under Rule 6.2, but shall lapse only on the expiry of the relevant 12 month period under Rule 6.2.”
6.Rule 8
6.1Rule 8.1(a) shall be read as if the words:
(a)“Chapter 1 of Part 9 of the Companies Act, 2014” were deleted and the following words were substituted in their place:
“section 899 of the Companies Act 2006”, and
(b)“proposed for the purposes of…” to the words “company or companies” (inclusive)
were deleted and the following words were substituted in their place:
“applicable to or affecting:
(i)all the ordinary share capital of the Company or all the shares in the
Company which are of the same class as the shares which may be acquired by exercise of Options; or
(ii)all the shares, or all the shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a Schedule 3 SAYE
Option Scheme,”
6.2Rule 8.1 shall be read as if a new Rule 8.1(b) were added after Rule 8.1(a) as follows, and
Rule 8.1(b) were be renumbered as Rule 8.1(c) accordingly:
7.“8.1(b)a Non-UK Company Reorganisation becomes binding on the shareholders covered by it; or”
7.1Rule 8.1 shall be read as if
(a)the following words were added immediately after the words “within 6 months of”:
7.2“a person (either alone or together with any person acting in concert with him) obtaining Control of the Company as a result of”
(a) the following words were added immediately after the words “or arrangement”:
7.3“or such Non-UK Reorganisation becoming binding on shareholders”.
7.4Rule 8.2 shall be read as if the following words were added at the end after the words “such
Option shall be deemed to have lapsed”:
7.5“save that in the case of any Option granted on or after 6 April 2014 and where such 6 month period commences as a result of the circumstances referred to in
Rules 8.1(a) or 8.1(b), such Option shall not lapse under this Rule 8.2 on the expiry of the six month period if the expiry of the six month period occurs prior to the expiry of a relevant 12 month period under Rule 6.2, but shall lapse only on the expiry of the relevant 12 month period under Rule 6.2.”
8.Rule 9
8.1Rule 9.1 shall be read as if:
(a)the comma between the words “Rule 7.1” and “Rule 7.2” were replaced with the word “and”;
(b)the words “8.1(a) (reading the reference in rule 7.1 to “proposes to obtain” as
“obtains”)” were deleted and the following words were substituted in their place:
8.2“, or the person (either alone or together with any person acting in concert with him) obtaining Control of the Company as a result of the circumstances referred to in Rule 8.1(a) or Rule 8.1(b), ”
8.3Rule 9.1(b) shall read as follows:
“9.1(b) a company falling within sub-paragraph (b) or sub-paragraph (c) of paragraph
18, of Schedule 3, which satisfy the conditions specified in paragraphs 17 to 20
(inclusive) and 22 of Schedule 3”.
8.4Rule 9.3(b) shall be read as if:
(a)the words “as nearly as may be equal to” were deleted and replaced with the following:
8.5“substantially the same as”; and
(a)the words “in accordance with section 548 of the Act” were deleted and replaced with the following:
“using a methodology agreed by the Revenue”.
8.6Rule 9.3(c) shall be read as if:
(a)the words “as nearly as may be equal to” were deleted and replaced with the following:
8.7“substantially the same as”;
9.Rule 12
9.1Rule 12 shall be read as if:
(a)the word “reorganisation” was substituted by the word “variation”;
(b)the words “with the prior written approval of the Revenue Commissioners” did not appear; and
(c)the following words were inserted after the words “nominal value of such Shares”:
(d)“and provided that no adjustment shall take effect unless the total Market
Value of the Shares subject to any Option is immediately after the adjustment or adjustments substantially the same as what it was immediately before the adjustment or adjustments and the aggregate Option Price of such Option is immediately after the adjustment or adjustments substantially the same as what it was immediately before the adjustment or adjustments”.
10.Rule 14
10.1Rule 14.1 shall be read as follows:
“Subject to Rules 14.2 and 14.6, the Board may at any time alter or add to all or any of the provisions of the Scheme in any respect”.
10.2The following shall be added as a new Rule 14.6:
“14.6No amendment or addition to any key feature of these Rules shall be made at a time when the Scheme is a Schedule 3 SAYE Option Scheme and if such status is to be maintained, it shall not have effect if it would result in the requirements of Parts 2 to 7 of Schedule 3 to ITEPA not being met in relation to the Scheme.  If such status is not to be maintained, the first sentence of this Rule 14.6 shall not apply.  The
Company shall provide such information and make such declarations in relation to any amendment to a key feature as is required for the purposes of Schedule 3. For these purposes, a “key feature” is any provision the inclusion of which is necessary in order to meet the requirements of Schedule 3”.
APPENDIX 3
USA
This Appendix 3 shall apply to all Options granted under the Scheme to US Taxpayers.  Except as amended or overridden by this Appendix 3, the Rules of the Scheme shall apply to Options granted under the Scheme to US Taxpayers.  In the event of any inconsistency between the Rules of the
Scheme and this Appendix 3, the terms of this Appendix 3 shall prevail in relation to all Options granted under the Scheme to US Taxpayers.  In the event that a Participant becomes a US Taxpayer subsequent to the Date of Grant of an Option to such Participant under the Scheme, such Option shall immediately be amended in a manner consistent with this Appendix 3.
1.Definitions
In this Appendix 3, the following terms shall have the following meanings:
California Participant means a Participant who is a resident of the State of California;
California Securities Law means, collectively, Section 25102(o) of the California Corporate
Securities Law of 1968, as amended, and the regulations issued thereunder by the California
Commissioner of Corporations, including Section 260.140.42 relating to compensatory purchase plans;
Code means the US Internal Revenue Code of 1986, as it may be amended from time to time;
Rule 701 means Rule 701 of the US Securities Act of 1933, as it may be amended from time to time;
Section 409A means Section 409A of the Code and the treasury regulations, interpretations and administrative guidance issued thereunder;
Short-Term Deferral Period means, with respect to an Option, the period commencing on the date that the Option first is no longer subject to a substantial risk of forfeiture within the meaning of Section 409A and ending upon the fifteenth day of the third month following the end of the calendar year in which the Option first is no longer subject to such substantial risk of forfeiture, or if later, the fifteenth day of the third month following the end of the taxable year of the Company in which the Option first is no longer subject to such substantial risk of forfeiture, which shall be determined and administered consistent with the short-term deferral exemption from Section 409A described in Section 1.409A-1(b)(4) of the US Treasury
Regulations;
US means the United States of America;
US Taxes mean applicable US federal, state and local income taxes and employment taxes;
US Taxpayer means an Eligible Employee or a Participant who is subject to US Taxes on the
Date of Grant of an Option to such individual under the Scheme, is expected to become subject to US Taxes following such date or does become subject to US Taxes following such date but while the Option remains outstanding; and
US Treasury Regulations means the treasury regulations issued under the Code.
References to a “Rule” in this Appendix 3 shall be to the Rules of the Scheme, except as otherwise expressly provided herein.
2.General
2.1Options granted to US Taxpayers are intended to be exempt from the requirements of
Section 409A pursuant to the short-term deferral exemption described in Section
1.409A-1(b)(4) of the US Treasury Regulations, and the Scheme and any option certificate in respect of an Option granted to a US Taxpayer shall be interpreted, operated and administered in a manner consistent with such intention.
Notwithstanding anything to the contrary contained in the Scheme or any option certificate, payment in respect of any Option hereunder, including the issuance of
Shares pursuant to any Option granted under the Scheme, shall be paid or transferred, if at all, to a US Taxpayer within the Short-Term Deferral Period.
2.2Unless otherwise determined by the Compensation Committee, an Option granted under the Scheme to a US Taxpayer shall become vested and exercisable to the extent permitted under the relevant Rule of the Scheme on the earliest to occur of the following events:
(a)the Maturity Date (which in the case of Options granted to US Taxpayers shall be the date on which a Participant becomes entitled to receive
Repayment (including any bonus) under a savings contract of a duration specified therein of not less than 12 months and the terms “Maturity Date”
and “Three Year Maturity Date” shall be construed accordingly), subject to the US Taxpayer’s continued employment with a Participating Company on such date;
(b)the US Taxpayer’s attainment of the Specified Age, subject to the US
Taxpayer’s continued employment with a Participating Company on such date;
(c)the termination of the US Taxpayer’s employment with each Participating
Company due to the US Taxpayer’s death or incapacity;
(d)the termination of the US Taxpayer’s employment with each Participating
Company due to redundancy;
(e)the US Taxpayer’s ceasing to be eligible to participate in the Scheme due to the occurrence of an event under Rule 6.3(b) or 6.3(c), subject to the US
Taxpayer’s continued employment with a Participating Company on such date;
(f)a change in Control of the Company under Rule 7 (subject to any agreement between the US Taxpayer and the Acquiring Company to exchange the
Option under Rule 9), subject to the US Taxpayer’s continued employment with a Participating Company on such date; and
(g)the occurrence of an event under Rule 8, subject to the US Taxpayer’s continued employment with a Participating Company on such date.
Once vested and exercisable as provided above, such Option shall remain exercisable
(subject to any applicable dealing or other securities law restrictions) until the earlier of the expiration of the exercise period specified in the relevant option certificate (but not less than thirty (30) days following the termination of the US Taxpayer’s employment or, if shorter, the remaining term of the Option) and the expiration of the
Short-Term Deferral Period, and thereafter, such Option shall immediately lapse and automatically be cancelled and cease to have any further legal force or effect whatsoever.
2.3No setoffs or deductions against any amounts owed to a US Taxpayer by a
Participating Company may be made hereunder to the extent that such setoff or deduction would result in adverse tax consequences to the US Taxpayer under
Section 409A.
2.4For avoidance of doubt, the Company may decide from time to time whether the monthly contribution to a Savings Account may, provided the prior written consent of the Eligible Employee has been obtained, be deducted from his/her monthly net pay.
2.5To the extent that any exchange or adjustment of an Option occurs under Rule 9 or
Rule 12, respectively, the terms and conditions of any New Option or adjusted
Option, as applicable, shall not modify the requirement that such Option shall only be exercisable prior to the expiration of the Short-Term Deferral Period or otherwise result in any change to the terms and conditions of such Option if such modification or change would result in adverse tax consequences to a US Taxpayer under Section
409A.
2.6Notwithstanding any provision of the Scheme or any option certificate to the contrary, the Compensation Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Scheme (including this Appendix 3) or any option certificate in respect to an Option granted to a US Taxpayer so that the Option qualifies for the short-term deferral exemption from Section 409A.  No amendment may be made to the Scheme (including this Appendix 3) or any option certificate, or otherwise apply to an Option, if and to the extent that the amendment would cause any Option granted to a US Taxpayer to violate Section 409A.  The Company shall have no liability to a
US Taxpayer, or any other party, if an Option that is intended to be exempt from
Section 409A is not so exempt or for any action taken by the Compensation
Committee or the Company and, in the event that any amount or benefit under the
Scheme becomes subject to penalties under Section 409A, responsibility for payment of such penalties shall rest solely with the affected US Taxpayer and not with the
Company.
3.Securities Law Compliance
3.1Notwithstanding any provision of the Scheme or any option certificate to the contrary, (i) no Option shall be granted and no Share shall be delivered or sold to a
US Taxpayer unless such grant, delivery and sale is in compliance with US federal securities laws and any applicable US state securities laws, and (ii) Shares acquired by a US Taxpayer pursuant to the exercise of Options may only be resold in compliance with the registration requirements or an applicable exemption from the registration requirements of the US Securities Act of 1933, as it may be amended from time to time.
3.2Notwithstanding any provision of the Scheme or any option certificate to the contrary
(but subject to Rule 3.3. below), Options granted to a Participant who is a California
Participant on the Date of Grant shall be subject to the following additional limitations, terms, and conditions, which for purposes of compliance with California
Securities Law only shall be deemed to be a separate plan maintained solely for
California Participants:
(a)except to the extent otherwise provided under Rule 3.3 of this Appendix 3, each Option shall be granted in accordance with Rule 701;
(b)Options may not be granted more than ten (10) years after the date on which the Scheme is adopted or the date on which the Scheme is approved by the issuer’s security holders, whichever is earlier;
(c)in the event of the termination of a California Participant’s employment with each Participating Company due to the California Participant’s death or incapacity, (i)
each Option held by such California Participant as of the date of such termination, to the extent that on such date (A) such Option is vested and (B) the Market Value of the
Shares underlying such Option exceeds the Exercise Price of such Option on such date, shall be automatically exercised on a cashless basis on the date of such termination, and (ii) all other Options held by such California Participant, to the extent not automatically exercised as provided herein, shall immediately lapse and automatically be cancelled and cease to have any further legal force or effect whatsoever;
(d)the rights of a California Participant to acquire Shares under the Scheme shall be non-transferable except to the extent of a transfer by will, laws of descent and distribution, to a revocable trust, or as permitted by Rule 701;
(e)the number of Shares issuable upon the exercise of an Option and the Option
Price thereof shall be proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s equity securities without the receipt of consideration by the Company of or on the Shares; and
(f)the number of California Participants may not exceed 35 unless the Scheme is approved by holders of a majority of the outstanding securities of the Company entitled to vote within twelve (12) months of the issuance of Shares under the Scheme in California.
3.3In lieu of meeting the requirements set forth under Rule 3.2 of this Appendix 3,
Options may be granted under the Scheme to any California Participant in accordance with any other registration exemption permitted under California Securities Law or by qualification under such law or compliance with applicable registration requirements, subject to such conditions as required by such law.
4.Amendment and Administration
For the avoidance of doubt, the Compensation Committee and/or the Board have the full authority, consistent with the Rules, to administer this Appendix 3, including authority to interpret and construe any provision of this Appendix 3, to identify Eligible Employees and
Participants with respect to whom the provisions of this Appendix 3 may apply, and to adopt any regulations for administering this Appendix 3 and any documents it thinks necessary or appropriate.  The decision of the Compensation Committee or Board, as applicable, on any matter concerning this Appendix 3 will be final and binding on all parties, notwithstanding any delegation of authority to a sub-committee.
APPENDIX 4
AUSTRALIA
All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible Employees resident in Australia except to the extent amended, or added to, by this Appendix.  In the event that a
Participant becomes an Australian resident subsequent to the Date of Grant of an Option to such
Participant under the Scheme, such Option shall immediately be amended in a manner consistent with this Appendix.
1.Important Offer Information
1.1.Any information given by or on behalf of the Company in relation to the Scheme is general information only and does not take into account individual investment objectives, financial situation or particular needs of Eligible Employees.
1.2.Before making an investment decision, Eligible Employees should consider their personal circumstances, and the information in the Rules and this Appendix in relation to the Scheme, and consider obtaining their own independent financial product advice from a person who is licensed by ASIC to give such advice. Eligible
Employees should also consider obtaining tax advice regarding their participation in the Scheme.
1.3.The Rules and this Appendix does not constitute a disclosure document within the meaning of the  Corporations Act and has not been, and will not be, lodged with
ASIC.
1.4.Further important information for your consideration is set out below in clause 9
(General Risks).
2.Interpretation and Definitions
Unless otherwise defined below, words and expressions defined in the Rules shall have the same meanings where used in this Appendix.
ASIC means the Australian Securities and Investments Commission;
Australian ADI has the meaning given to the term in section 9 of the Australian Corporations
Act 2001 (Cth);
Australian dollar means the lawful currency of Australia;
Corporations Act means the Corporations Act 2001 (Cth).
Eligible Employee means any individual who:
(A)is resident in Australia;
(B)is an employee of a Participating Company or is a full-time director of a Participating
Company (a full-time director for this purpose is one who is required to devote substantially the whole of his time to the service of a Participating Company); and
(B)is an employee of a Participating Company, or is a full-time director of a Participating
Company:
(x)on the Date of Invitation and remains so until the Date of Grant and for this purpose the gap between the Date of Invitation and the Date of Grant shall not exceed 12 months; or
(y)for such other period (not exceeding 12 months ending on the Date of Grant)
as the Directors may from time to time determine,
provided that no person shall be an Eligible Employee if that person is ineligible to participate in the Scheme by virtue of paragraph 8 of Schedule 12A;
Euro means the lawful currency of the Eurozone;
Pound Sterling means the lawful currency of the United Kingdom;
Savings Contract means a savings contract under which Participants make after-tax contributions and such contributions are:
(A)held by or on behalf of the Company on trust for the relevant Participant, in an account with an Australian ADI that is used solely in connection with employee incentive schemes of the Company or any subsidiary of the Company, which may be maintained in the jurisdiction of Australia or elsewhere;
(B)held by or on behalf of the Company on trust for the relevant Participant, in a designated account for the Participant with an Australian ADI that is used solely in connection with the Scheme; or
(C)held by the relevant Participant, in a personal designated account of the relevant
Participant in accordance with the terms of the relevant savings contract, as is nominated by the Board;
Stock Exchange means the London Stock Exchange, the New York Stock Exchange or such other stock exchange (or any successor body) where the Shares are traded as determined by the Compensation Committee;
US dollar means the lawful currency of the United States of America
3.General
3.1.Any reference in the Scheme to a "Stock Exchange" shall be deemed a reference to a
Stock Exchange as defined in this Appendix.
3.2.Any reference in the Scheme to an "Eligible Employee" shall be deemed a reference to an Eligible Employee as defined in this Appendix.
3.3.Any reference in the Scheme to a "Savings Contract" shall be deemed a reference to a
Savings Contract as defined in this Appendix.
3.4.Rule 6.2 shall be amended by the inclusion of the words "or such shorter period as may be determined by the Compensation Committee in its absolute discretion" after the words "within 12 months…" in each of paragraph (a) and (b) of Rule 6.2.
3.5.Rule 6.3 shall be amended by the inclusion of the words "or such shorter period as may be determined by the Compensation Committee in its absolute discretion" after the words "An Option may be exercised by a Participant within 6 months…".
3.6.Rule 11.3 shall be deleted and replaced with the following wording:
"Rule 11.3 If and so long as the Shares are listed on any "eligible financial market" (as determined by ASIC for the purposes of Section
1100K(1)(b) of the Corporations Act), the Company shall apply, as necessary, for the listing on such stock exchanges for any Shares issued or purchased pursuant to the Scheme as soon as practicable after the allotment or purchase thereof."
3.7.Unless a Participant has already exercised their Options and acquired the relevant number of Shares pursuant to the terms of the Scheme, a Participant may, by giving a notice to the Company, discontinue their participation in, and contributions under, their relevant Savings Contract. Such discontinuance must take effect no more than 45 days after the giving of the notice.
3.8.As soon as reasonably practicable after a Participant's participation in, and contributions under, their Savings Contract have been discontinued (whether by notice or otherwise) any after-tax contributions (including any accumulated interest (if any), less any tax) made by the Participant pursuant to the Savings Contract that have not been used to acquire Shares pursuant to the to the terms of the Scheme must be repaid to the Participant or dealt with in accordance with the directions of the
Participant and in any event, no more than 45 days after the cessation of participation.
4.Participation in the Scheme
4.1.The following rule shall be inserted in place of Rule 2.1:
“The Board may, during any Invitation Period, invite applications for Options from such Eligible Employees or categories of Eligible Employees as the Board may in its discretion determine.” This invitation, any offer made pursuant to this Invitation and any grant of Options (or subsequent issue of Shares on exercise of those Options) are made under Division 1A of Part 7.12 of the Corporations Act”
4.2.The following rule shall be inserted in place of Rule 4.3:
"Within 30 days of any Dealing Day by reference to which the Option Price was fixed
(which date shall be within an Invitation Period), but no earlier than 14 days of delivery of the invitation under these Rules and these Rules to the Eligible Employee, the Board may, subject to Rule 3 above, grant to each Eligible Employee who has submitted a valid application an Option in respect of the number of Shares for which application has been deemed to be made under Rule 2.7."
5.Exchange Rate Fluctuations
5.1.An Option shall lapse if a Participant closes or makes any withdrawal from his Savings
Account (other than for the purposes of exercising an Option) or if he/she fails to make monthly contributions in each case in such a manner as to breach the savings requirements notified to the Participant at the Date of Invitation in accordance with
Rule 2.1.
5.2.For avoidance of doubt, the Company may decide from time to time whether a
Participant's monthly contribution under their Savings Contract may, provided the prior written consent of the Participant has been obtained, be:
5.2.1.deducted from his/her monthly net pay; or
5.2.2.required to be transferred by the Participant to the relevant account.
6.Exercise Price
6.1.On the exercise of an Option, a Participant will pay an amount equal to the relevant
Option Price multiplied by the number of Shares in respect of which the Option is exercised.  The Option Price will be specified in Pounds Sterling or US dollar in the option certificate that an Eligible Employee receives upon the grant of an Option to them.
6.2.The exchange rate to be used at the relevant time an Option is exercised for the purposes of determining the conversion of the Australian dollar amount of the
Repayment under the Savings Contract into the Pounds Sterling or US dollar denominated Option Price for the purposes of determining the Exercise Price will be such group rate as determined by the Company’s Finance team, as at the close of business in London, United Kingdom on the day before the exercise date of the
Option.
7.Amendment and Administration
For the avoidance of doubt, the Compensation Committee and/or the Board have the full authority, consistent with the Rules, to administer this Appendix, including authority to interpret and construe any provision of this Appendix, to identify Eligible Employees and
Participants with respect to whom the provisions of this Appendix may apply, and to adopt any regulations for administering this Appendix and any documents it thinks necessary or appropriate.  The decision of the Compensation Committee or Board, as applicable, on any matter concerning this Appendix will be final and binding on all parties, notwithstanding any delegation of authority to a sub-committee.
8.Tax
8.1.Any reference in the Rules to the requirement for the approval or consent of the
Revenue Commissioners shall be read as if such approval or consent were not required.
8.2.If withholding tax obligations arise under Australian or foreign law in connection with any transaction under the Scheme (including the grant or exercise of Options) then the
Participant or other person in respect of whom such obligations arise shall make arrangements satisfactory to the Company to meet those obligations.  The Company will not be required to issue any Shares under the Scheme until such obligations are satisfied.
9.General Risks
9.1.Every investment involves an element of risk and Eligible Employees should be aware that there are risks associated with share ownership. Shares should be considered a long-term investment. Ordinary shares in capital of the Company are subject to the general market risk that is inherent in all securities listed on a stock exchange. This may result in fluctuations in its share price that are not explained by its fundamental operations and activities.
9.2.The Company is a limited liability company which means that people holding Shares in the Company are not required to contribute any more capital for their Shares once those Shares have been fully paid for, even in the event of losses by the Company.
However, it is possible that if there are losses, or profits fall, holders of Shares may not receive dividends or dividends may be reduced and the value of their Shares may fall.  The price of Shares as quoted on the Stock Exchange is volatile and moves up and down with market sentiment as well as factors which are specific to the
Company.  The price at which the Shares trade on the Stock Exchange may be higher or lower than historical prices. If investors decide to sell their Shares, the amount which may be received on the sale may be higher or lower than their present market price. The Company’s latest annual report contains details of its performance and the factors which have impacted upon this performance during the period to which the report relates. These documents may be viewed on the Company's website at the following link: https://www.flutter.com/investors/results-reports-and-presentations/
year/2023/.
9.3.The Company is also required to notify the Stock Exchange of information about specified events and matters as they arise for the purposes of making that information available to the stock market conducted by the Stock Exchange. The most recent annual report and announcements of the Stock Exchange should be referred to for details of these matters.
9.4.In the future, the Company may elect to issue Shares or other securities.  While the
Company will be subject to the constraints of the rules of the Stock Exchange regarding the issue of Shares or other securities, security holders may be diluted as a result of such issues of Shares or other securities.
9.5.Some of the factors which may affect the price of the Shares include fluctuations in the domestic and international market for listed securities, general economic conditions, including interest rates, inflation rates, exchange rates, consumer sentiment, commodity and oil prices, changes to government fiscal, monetary or regulatory policies and settings, changes in legislation or regulation, inclusion in or removal from market indices, the nature of the markets in which the Company operates and general operational and business risks. Other factors which may negatively affect investor sentiment and influence the Company specifically or the stock market more generally include acts of terrorist, an outbreak of international hostilities or fires, floods, earthquakes, labour strikes, civil wars and other natural disasters.
10.Currency Conversion
10.1.The trading price of the Company's Shares is shown in Pounds Sterling on the London
Stock Exchange website under the code FLTR at https://
www.londonstockexchange.com/live-markets/market-data-dashboard/price-explorer.
The trading price of the Company's Shares is shown in Pounds Sterling and in US
Dollar is also available on the Company's website at https://www.flutter.com/
investors/share-price-centre/.
10.2.Participants can ascertain, from time to time, the market price of the Company's
Shares in Australian dollars by checking the trading price in Pounds Sterling or US
Dollar on one of the websites set out above and then converting that Pounds Sterling or US Dollar price into an Australian dollar amount based on the relevant foreign currency exchange rate at that time.  Useful places to find foreign currency exchange rates include the Australian Taxation Office’s (ATO) website at https://
www.ato.gov.au/rates/foreign-exchange-rates/ and the Reserve Bank of Australia’s
(RBA) website at http://www.rba.gov.au/statistics/frequency/exchange-rates.html.
11.Tax
Subdivision 83A-C of the Income Tax Assessment Act 1997 applies to the Scheme.
12.CONTRACTUAL DISCLOSURE
12.1.The Company confirms that an invitation made under the Rules, any documentation delivered to a Participant under the Rules and the Rules themselves
(“Documentation”) do not include any misleading or deceptive statements, and do not omit any information that would result in the Documentation or terms of any offer or invitation being made under the Documentation being misleading or deceptive.
12.2.If the Company becomes aware that any information contained in the Documentation has become out of date, or is otherwise not correct in a material respect, it will provide a Participant with updated Documentation as soon as practicable.
12.3.If, during the Invitation Period:
(a)a director of the Company (“Director”);
(b)a person named in the Documentation with their consent as a proposed director of the Company (“Proposed Director”); or
(c)a person named in the Documentation with their consent who has made a statement in the Documentation or made a statement on which a statement in the Documentation is based (“Consenting Person”),
becomes aware that:
i.a material statement in the Documentation or the terms of the invitation or any offer being made under the Documentation is misleading or deceptive;
ii.information was omitted from the Documentation or the terms of the invitation or any offer being made under the Documentation that has resulted in these documents being misleading or deceptive; or
iii.a new circumstance has arisen during the Invitation Period which means the
Documentation is out of date or otherwise not correct in a material respect, they will notify the Company in writing as soon as practicable. Where a Participant has suffered any loss or damage as a result of the failure of a Director, Proposed
Director or Consenting Person (“Relevant Persons”) to notify of items (i), (ii) or (iii)
above, the Participant may recover such loss or damage from the Relevant Person.
12.4.If a Participant has suffered any loss or damage as a result of the Documentation containing misleading or deceptive statements or omissions, or information that is out of date, the Participant may recover such loss or damage from the Company, a
Director, or a Proposed Director.
12.5.If a Participant has suffered any loss or damage as a result of the Documentation containing misleading or deceptive statements or omissions, the Participant may also recover such loss or damage from a Consenting Person who made the misleading or deceptive statement or the misleading or deceptive statement is based on a statement from that person.
12.6.Notwithstanding the above, none of the Company or the Relevant Persons are liable for any loss or damage suffered by a Participant if:
(a)the Company or the Relevant Person:
(i)made all inquiries that were reasonable in the circumstances and after doing so, believed on reasonable grounds that the statement was not misleading or deceptive;
(ii)did not know that the statement was misleading or deceptive;
(iii)placed reasonable reliance on information given by, in the case of the
Company, someone other than a director, employee or agent of the
Company or, in the case of an individual, someone other than an employee or agent of the individual;
(b)the Consenting Person proves that they publicly withdrew their consent to being named in the document in that way; or
(c)the contravention arose because of a new circumstance that has arisen since the Documentation was prepared and the Relevant Person proves that they were not aware of the matter.
APPENDIX 5
BULGARIA
All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible Employees resident in Bulgaria (the "Bulgarian Options") except for the following amendments thereto:
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in
Ireland, unless expressly indicated otherwise.
Any reference in the Rules to the requirement for the approval or consent of the Revenue
Commissioners shall be read as if such approval or consent were not required.
1.1The meaning in the Rules of certain defined terms shall be replaced by newly defined terms and references shall be made to the newly defined terms as follows:
"Bonus" shall mean a bonus and/or interest (denominated in Bulgarian Lev) (if any) as determined from time to time by the relevant institution with whom a Savings Account is opened;
The meaning in the Rules of "Eligible Employee" shall be replaced by a new definition for
"Eligible Employee" which means any individual who:
(A)is an employee of a Participating Company resident in Bulgaria or is a full-time director of a Participating Company (a full-time director for this purpose is one who is required to devote substantially the whole of his time to the service of a Participating Company);
and
(B)is chargeable to tax in respect of his office or employment under Schedule E to the Act or is chargeable to tax in another country of residence where a Participating Company has its seat and address of management or offices (Bulgaria); and
(C)is an employee of a Participating Company, or is a full-time director of a Participating
Company:
(x)on the Date of Invitation and remains so until the Date of Grant and for this purpose the gap between the Date of Invitation and the Date of Grant shall not exceed 12 months; or
(y)for such other period (not exceeding 12 months ending on the Date of Grant)
as the Directors may from time to time determine;
Provided that no person shall be an Eligible Employee if that person is ineligible to participate in the Scheme by virtue of paragraph 8 of Schedule 12A;
The definition includes full-time or part-time employees who are employed on a permanent basis, employees under probation or with fixed term employment contracts at the time of invitation and expatriate employees on long term assignments, who are tax resident in
Bulgaria and not tax resident in their home country;
“Maturity Date” shall be replaced by a new definition for "Maturity Date" which means the date on which a Participant becomes entitled to utilise Repayment (including a bonus as determined by the respective institution, with whom the savings account has been opened and operated) under a three years Savings Account (“Three Year Maturity Date”);
The definition of “Maximum Contribution” shall be read as “such maximum monthly contribution in Bulgarian Lev as may be determined from time to time by the board, taking into account the applicable Maximum Contribution under the Scheme.”
The definition of “Minimum Contribution” shall be read as “such minimum monthly contribution in Bulgarian Lev as may be determined from time to time by the board, taking into account the applicable Minimum Contribution under the Scheme.”
“Repayment” shall be replaced by a new definition for "Repayment" which means in relation to a Savings Account, the aggregate of the Monthly Contributions which the
Participant has agreed to make pursuant to the relevant Savings Account and, (unless deemed not to include the bonus under Rule 3), the bonus due at the Maturity Date, which shall be determined by the respective institution, with whom the Savings Account has been opened and operated;
"Savings Contract" shall be replaced by "Savings Account" which means a savings account opened by the Participant or savings arrangement as notified to a Participant by the
Company on the Date of Invitation. The currency of the savings account and the account shall be Bulgarian Lev.
References to the “Savings Contract entered into by” shall be replaced by “Savings
Account operated by”.
"Specified Age" shall be replaced by a new definition for "Specified Age" which means the age at which a person may retire in accordance with the Bulgarian Code on Social Security, which shall be:
(A)60 years and 10 months of age, and 35 years and 2 months of contributory service for women; and
(B)63 years and 10 months of age, and 38 years and 2 months of contributory service for men; unless
(C)The retirement age has been increased in accordance with Art. 68 of the Bulgarian
Code on Social Security or a reduced contributory service and reduced retirement pension have been applied for in accordance with Art. 68a of the Bulgarian Code on
Social Security.
All references to sterling (GBP) or US dollars (US$), whether express or otherwise, shall be deemed to mean the Bulgarian Lev equivalent.
2.1The following rule shall be inserted in place of Rule 2.1:
2.1“The Board may, during any Invitation Period, invite applications for Options from such Eligible Employees or categories of Eligible Employees as the Board may determine. Each invitation shall provide information on the grounds for the offering and application for the Options, the number and the type of Options and underlying
Shares, the rights attached and a copy of the Rules. The invitations shall be on such terms, being similar terms so as not to discriminate between Participants and in such form as the Board may from time to time determine. The invitation shall specify the savings arrangements related to the Savings Account, if any.”
2.3 The following rule shall be inserted in place of Rule 2.3:
2.3Application for Options under the Scheme shall be made in such form as the Board may require and shall be accompanied by evidence for the opening or operation of a
Savings Account. Subject to the limits set out in Rule 2.5, such application shall also specify, for the purpose of determining the number of Shares over which an Option is to be granted, the amount the applicant wishes to save each month under the Savings
Account (the Monthly Contributions).
6.1The following rules shall be inserted at Rule 6.1 (A) and (B):
6.1        (A) Save as provided in Rules 6.2, 6.3, 6.4 and Rule 7, an Option shall not be exercised earlier than the Maturity Date.
(B)Save as provided in Rule 6.2, an Option shall not be exercised later than 6 months after the Maturity Date.
Rule 6.1 (C) shall remain the same.
6.6The following rule shall be inserted and replace Rule 6.6 (a) and (g):
(a)subject to (b) below, 6 months after the Maturity Date;
(g)before an Option has become capable of being exercised, the Participant giving notice that he intends to stop making Monthly Contributions, or being deemed under the terms of the Savings Account to have given such notice.
A new rule shall be inserted as a new Rule 6.6 (h):
(h) An Option shall lapse if a Participant closes or makes any withdrawal from his
Savings Account (other than for the purposes of exercising an Option) or if he fails to make Monthly Contributions in each case in such a manner as to breach the savings requirements notified to the Participant at the Date of Invitation in accordance with
Rule 2.1.
The remaining sections under Rule 6.6 shall remain the same.
10The following rule shall be inserted and replace Rule 10.3:
10.3When an Option is exercised only in part, it shall lapse to the extent of the unexercised balance and the outstanding balance of the monies in the Savings
Account shall be retained by the Participant. For the avoidance of doubt, any other excess of monies in the Savings Account, whether accumulating because of fluctuation of exchange rates or for another reason, shall also be retained by the
Participant.
A new rule 10.6 shall be inserted after Rule 10.5:
10.6If withholding tax obligations arise under Bulgarian or foreign law in connection with any transaction under the Scheme (including the grant or exercise of options) then the
Participant, or other person in respect of whom such obligations arise, shall make arrangements satisfactory to the Company to meet those obligations. The Participant is also personally responsible for tax compliance under the Scheme (including the reporting of share ownership, the receipt of dividends and in respect of any applicable capital gains tax).
A new rule 10.7 shall be inserted after Rule 10.6:
10.7For avoidance of doubt, the Company may decide from time to time whether the monthly contribution to a Savings Account may, provided the prior written consent of the Eligible Employee has been obtained, be deducted from his/her monthly net pay.
16 A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as Rule 16.2 as follows:
16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
APPENDIX 6
GIBRALTAR
A.All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible
Employees resident in Gibraltar (the "Gibraltar Options") except for the following amendments thereto:
B.Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in Ireland, save as set out below.
C.Any reference in the Rules to the requirement for the approval or consent of the Revenue
Commissioners shall be read as if such approval or consent were not required.
D.References in the Rules to "Savings Contract" shall be replaced by "Savings Account".
E.For the avoidance of doubt and unless otherwise stated, any terms defined in this schedule shall have the meaning ascribed to them in the Scheme.
The following definitions shall apply in relation to Gibraltar Options.
"Bonus" shall mean the assumed bonuses and/or interest (if any) as determined from time to time by the relevant institution with whom a Savings Account is opened.
"Savings Account" shall mean a savings account opened by the Participant or savings arrangement as notified to a Participant by the Company on the Date of Invitation.
The definition of "Eligible Employee" shall be read as:
"any individual who:
(A)is an employee of a Participating Company or is a full-time director of a Participating
Company (a full-time director for this purpose is one who is required to devote substantially the whole of his time to the service of a Participating Company) and who in either case is resident for tax purposes in Gibraltar; and
(B)is an employee of a Participating Company, or is a full-time director of a Participating
Company:
(x)on the Date of Invitation and remains so until the Date of Grant and for this purpose the gap between the Date of Invitation and the Date of Grant shall not exceed 12 months; or
(y)for such other period (not exceeding 12 months ending on the Date of Grant) as the Directors may from time to time determine.”
The definition includes full-time or part-time employees who are employed on a permanent basis, under probation or with fixed term employment contracts at the time of invitation and expatriate employees on long term assignments, who are tax resident in Gibraltar and not tax resident in their home country. In addition, a Participant (being a woman) who ceases to be such a director or employee by reason of pregnancy or confinement and who exercises her right to return to work under the Gibraltar Employment Act 1954 before exercising an
Option under the Scheme shall be treated for the purposes of the Rules as not having ceased to be such a director or employee.
The definition of “Maximum Contribution” shall be read as “such maximum monthly contribution in GBP sterling as may be determined from time to time by the board, taking into account the applicable Maximum Contribution under the
Scheme.”
The definition of “Minimum Contribution” shall be read as “such minimum monthly contribution in GBP sterling as may be determined from time to time by the board, taking into account the applicable Minimum Contribution under the
Scheme.”
The definition of “Specified Age” shall be read as “age 65 or any other age a person is bound to retire provided it is no less than 60 and not more than the pensionable age in Gibraltar”.
All references to US dollars (US$), whether express or otherwise, shall be deemed to mean the GBP equivalent.
Any references to “employment” shall be read as being compatible with the Gibraltar
Employment Act 1954 in relation to individuals employed in Gibraltar.
The following rule shall be inserted in place of Rule 2.1:
“The Board may, during any Invitation Period, invite applications for Options from such
Eligible Employees or categories of Eligible Employees as the Board may determine.”
A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
18.The following Rule 18 shall be inserted:
18.1 "If withholding tax obligations arise under Gibraltar or foreign law in connection with any transaction under the Scheme (including the grant or exercise of options) then the Participant, or other person in respect of whom such obligations arise, shall make arrangements satisfactory to the Company to meet those obligations.  The Company will not be required to issue any shares under the Scheme until such obligations are satisfied.”
18.2If due to exchange rate fluctuations, the contents of the Savings Account are insufficient to exercise the Option in full (taking into account the contributions), the Company may require, at its discretion, that the Participant shall make additional payments to the Savings Account so as make good such shortfall prior to any exercise of an Option. If on the other hand, there is an excess of funds in the Savings Account due to exchange rate fluctuations, the excess funds less the bank transfer fee determined by the company will be retained by the Participant and additional Shares may not be purchased.
18.4    An Option shall lapse if a Participant closes or makes any withdrawal from his Savings Account (other than for the purposes of exercising an Option) or if he/she fails to make monthly contributions in each case in such a manner as to breach the savings requirements notified to the Participant at the Date of
Invitation in accordance with Rule 2.1.
18.5For avoidance of doubt, the Company may decide from time to time whether the monthly contribution to a Savings Account may, provided the prior written consent of the Eligible Employee has been obtained, be deducted from his/her monthly net pay.”
APPENDIX 7
ITALY
A.All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible
Employees resident in Italy (the "Italian Options") except for the following amendments thereto:
B.Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in Ireland.
C.Any reference in the Rules to the requirement for the approval or consent of the Revenue
Commissioners shall be read as if such approval or consent were not required.
D.References in the Rules to "Savings Contract" shall be replaced by "Savings Account".
The following definitions shall apply in relation to Italian Options.
"Savings Account" shall mean a savings account opened by the Participant or savings arrangement as notified to a Participant by the Company on the Date of Invitation. Reference
to "bank" and "building society" shall be deleted and replaced by "institutions".
E.Any reference in the Rules to “pensionable age” shall be read as pensionable age according to
Italian law.
F.The definition of "Eligible Employee" shall include full –time or part time employees who are employed on a permanent basis, under probation or with fixed term employment contracts at the time of invitation and expatriate employees on long term assignments, who are tax resident in Italy and not tax resident in their home country.
G.The following definition shall be inserted at 1.1:
"Bonus" shall mean the assumed bonuses and/or interest (if any) as determined from time to time by the relevant institution with whom a Savings Account is opened.
H.The following rule shall be inserted in place of Rule 2.1:
“The Board may, during any Invitation Period, invite applications for Options from such
Eligible Employees or categories of Eligible Employees as the Board may determine.”
1.Reference to "redundancy" at Rule 6.3(a) shall mean "A dismissal which is served for economic or organizational reasons " (giustificato motivo oggettivo, or the like under Italian law).
1.1Rule 6.3 will also apply in circumstances where the Participant ceases to hold the office or employment by virtue of which he is eligible to participate in this Scheme by reason of the entry into a mutual termination agreement.
1.2.Rule 6.3 will also apply in circumstances where the Participant ceases to hold the office or employment by virtue of which he is eligible to participate in this Scheme by reason of dismissal in circumstances constituting wrongful or unfair dismissal, according to the judgment of first instance, when (i) statutory regulations do not provide for reinstatement ; (ii) statutory regulations provide for reinstatement and the
Participant chooses the indemnity in lieu of reinstatement (the Choice). In scenario
(ii), the six-month term under Rule 6.3 will start as of the date of Choice when reinstatement is ordered by the court of first instance.
1.3Under Rule 6.3, for the avoidance of doubt, a woman on maternity leave shall not by reason only of such leave be deemed to have ceased employment.
J.A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
K.The following Rule 18 shall be inserted:
“18.1 If withholding tax obligations arise under Italy or foreign law in connection with any transaction under the Scheme (including the grant or exercise of options) then the
Participant, or other person in respect of whom such obligations arise shall make arrangements satisfactory to the Company to meet those obligations. The Company will not be required to issue any shares under the Scheme until such obligations are satisfied.
18.2An Option shall lapse if a Participant closes or makes any withdrawal from his
Savings Account (other than for the purposes of exercising an Option) or if he/she fails to make monthly contributions in each case in such a manner as to breach the savings requirements notified to the Participant at the Date of Invitation in accordance with Rule 2.1.
18.5For avoidance of doubt, the Company may decide from time to time whether the monthly contribution to a Savings Account may, provided the prior written consent of the Eligible Employee has been obtained, be deducted from his/her monthly net pay.”
APPENDIX 8
MALTA
All Rules of the Scheme shall apply to Options granted under the Scheme to Qualifying Employees as defined below (the "Maltese Options") except for the following amendments thereto:
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in
Ireland. As such, these references should be interpreted in the context of the Maltese Options, any reference to a piece of Irish legislation may be either (i) applied to the Maltese Options or (ii)
disregarded or (iii) where possible, interpreted as a reference to a piece of legislation under Maltese law which most approximates to the Irish legislation, as the context requires.
Any reference in the Rules to the requirement for the approval or consent of the Revenue
Commissioners shall be read as if such approval or consent were not required.
References in the Rules to "Savings Contract" shall be replaced by "Savings Account" and a new definition inserted as follows:
"Savings Account" shall mean a savings account opened by the Participant or savings arrangement as notified to a Participant by the Company on the Date of Invitation.
"Bonus" shall mean a bonus and/or interest (denominated in sterling or US dollars) (if any) as determined from time to time by the relevant institution with whom a Savings Account is opened.
1.8In Rule 1.1 the definition of “Specified Age” shall mean the retirement age as defined under the Social Security Act (Chapter 318 of the Laws of Malta).
In Rule 1.1 the definition of “Eligible Employee” should be read as “any director who devotes substantially the whole of his time to the business of a Member or
Members of the Group or any employee of a Member or Members of the Group and who in either case is for tax purposes resident in Malta, not in their home country.
The definition includes employees under a contract of employment of a fixed or indefinite duration, as well as employees still under probation at  the time of invitation and expatriate employees on long term assignments, who are for tax purposes resident in Malta,  not  in their home country”.
1.8The following rule shall be inserted in place of Rule 2.1:
“The Board may, during any Invitation Period, invite applications for Options from such Eligible Employees or categories of Eligible Employees as the Board may determine.”
6.3 In Rule 6.3, reference to “redundancy” shall mean circumstances in which the
Member or Members of the Group of which an individual is a director or an employee, determines that an individual is redundant in terms of the Employment and
Industrial Relations Act (Chapter 452 of the Laws of Malta).
6.3 The reference in Rule 6.3 to the exercise of an Option by a Participant shall in its application to the Maltese Options be deemed a reference to a Participant (whether a woman or a man) who exercises his/her right to statutory leave by reason of pregnancy, parental leave or confinement and who exercises his/her right to return to work under the Employment and Industrial Relations Act (Chapter 452 of the Laws
of Malta), the Protection of Maternity (Employment) Regulations  (LN 439 of 2003,
as amended), the Protection of Maternity at Work Places Regulations (LN 92 of
2000)and the Parental Leave Entitlement Regulations  (LN 225 of 2003).
6.5  The reference in Rule 6.5 to “retirement”, shall in its application to the Maltese
Options be deemed a reference to the Employment and Industrial Relations Act
(Chapter 452 of the Laws of Malta) under which an employer may terminate the employment of an employee when the latter has reached the retirement age as defined under the Social Security Act (Chapter 318 of the Laws of Malta).
6.8  New Rules 6.8 – 6.12 shall be inserted as follows:
“6.8 An Option shall lapse if a Participant closes or makes any withdrawal from his Savings Account (other than for the purposes of exercising an Option) or if he/she fails to make monthly contributions in each case in such a manner as to breach the savings requirements notified to the Participant at the Date of
Invitation in accordance with Rule 2.1.
6.11If withholding tax obligations arise under Maltese or foreign law in connection with any transaction under the Scheme (including the grant or exercise of options) then the Participant, or other person in respect of whom such obligations arise shall make arrangements satisfactory to the Company to meet those obligations.  The Company will not be required to issue any shares under the Scheme until such obligations are satisfied.
6.12For avoidance of doubt, the Company may decide from time to time whether the monthly contribution to a Savings Account may, provided the prior written consent of the Eligible Employee has been obtained, be deducted from his/her monthly net pay.”
16 A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as
Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
16.2The reference in Rule 16.2 (renumbered as 16.3 after the above amendment) to “the rights and obligations of any individual under the terms of his office or employment with the Company or a Participating Company” shall in its application to the Maltese
Options be deemed a reference to the Employment and Industrial Relations Act
(Chapter 452 of the Laws of Malta,) the Protection of Maternity (Employment)
Regulations (LN 439 of 2003, as amended), the Protection of Maternity at Work
Places Regulations (LN 92 of 2000) and the Parental Leave Entitlement Regulations
(LN 225 of 2003).
APPENDIX 9
PORTUGAL
All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible Employees resident in Portugal (the “Portuguese Options”) with the following amendments hereunder identified:
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in Ireland, unless expressly indicated otherwise.
Any reference in the Rules to the requirement for the approval or consent of the Revenue
Commissioners shall be read as if such approval or consent were not required.
The following definition shall be inserted at Rule 1.1:
“Bonus” shall mean the assumed bonuses and/or interest (if any) as determined from time to time by the relevant institution with whom a Savings Account is opened.
References in the Rules to “Savings Contract” shall be replaced by “Savings Account” and a new definition inserted as follows:
“Savings Account” shall mean a savings account opened by the Participant or savings arrangement as notified to a Participant by the Company on the Date of Invitation.
Any references in the Rules to “Bank or Building Society” shall be replaced by “institutions”.
Any references in the Rules to “redundancy” shall mean circumstances in which the Member or
Members of the Group of which an individual is an employee, determines that an individual is dismissed by means of a collective dismissal or by means of an extinction of labour position procedure or inadaptation to the job post (Articles 359º to 380º of the Portuguese Labour Code), or
by mutual employment termination agreement based on the same grounds that would justify resorting to a collective dismissal or an extinction of labour position procedure (Articles 349º and
350º of the Portuguese Labour Code, and Articles 9º and 10º of the Decree-Law no. 220/2006).
This shall also include the cases of director termination of office, except when the office term is voluntarily by the director or is terminated with cause (Articles 257º and 403º of the Company
Code).
In Rule 1.1 the definition of “Eligible Employee” should be read as
“any individual who:-
a)is an employee of a Participating Company or is a full-time director of a Participating
Company (a full-time director for this purpose is one who is required to devote substantially the whole of his time to the service of a Participating Company); and who in any case is resident in Portugal, and
b)is chargeable to tax in respect of his office or employment under the Portuguese Personal
Income Tax Code; and
c)is an employee of a Participating Company, or is a full-time director of a Participating
Company:
(x)on the Date of Invitation and remains so until the Date of Grant and for this purpose the gap between the Date of Invitation and the Date of Grant shall not exceed 12 months; or
(y)for such other period (not exceeding 12 months ending on the Date of Grant) as the Directors may from time to time determine;
Provided that no person shall be an Eligible Employee if that person is ineligible to participate in the Scheme by virtue of paragraph 8 of Schedule 12A”
The definition includes full-time or part-time employees who are employed on a permanent basis, under probation or with fixed term employment contracts at the time of invitation and expatriate employees on long term assignments, who are tax resident in Portugal and not tax resident in their home country.
In Rule 1.1 the definition of “Monthly Contribution” shall mean monthly contributions agreed to be made by a Participant to the Savings Account opened in connection with his Option.
In Rule 1.1 the definition of “Specified age” shall be 66 or any other age a person is bound to retire provided it is no less than 60.
The following rule shall be inserted in place of Rule 2.1:
“The Board may, during any Invitation Period, invite applications for Options from such Eligible
Employees or categories of Eligible Employees as the Board may determine.”
A new Rule 6.6 (h) shall be inserted as follows:
“if a Participant closes or makes any withdrawal from his Savings Account (other than for the purposes of exercising an Option) or if he fails to make Monthly
Contributions in each case in such a manner as to breach the savings requirements notified to the Participant at the Date of Invitation”
A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
The following rules shall be inserted after Rule 16.4:
16.7If withholding tax obligations arise under Portuguese or foreign law in connection with any transaction under the Scheme (including the grant or exercise of options) then the Participant, or other person in respect of whom such obligations arise shall make arrangements satisfactory to the Company to meet those obligations.  The Company will not be required to issue any shares under the Scheme until such obligations are satisfied.
16.8For avoidance of doubt, the Company may decide from time to time whether the monthly contribution to a Savings Account may, provided the prior written consent of the Eligible Employee has been obtained, be deducted from his/her monthly net pay.”
These written materials do not constitute an offer to sell, or a solicitation of offers to purchase or subscribe for, transferable securities in Portugal. The Company has not authorized any offer to the public of transferable securities in Portugal and no action has been undertaken or will be undertaken to make an offer to the public of transferable securities in Portugal requiring the publication of a prospectus. Shares may only be subscribed for under circumstances which do not require the publication by the Company of a prospectus in Portugal. The subscription of Shares under the Scheme exclusively corresponds to the exercise of the Options previously granted to
Participants.
APPENDIX 10
ROMANIA
APPENDIX TO THE SHARESAVE SCHEME FOR ROMANIAN PARTICIPANTS
All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible Employees resident in Romania (the "Romanian Options") except for the following amendments thereto:
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in Ireland and, where applicable, Romania.
Any reference in the Rules to the requirement for the approval or consent of the Revenue
Commissioners shall be read as if such approval or consent were not required.
References in the Rules to "Savings Contract" shall be replaced by "Savings Account" and a new definition inserted as follows:
"Savings Account" shall mean a savings account opened by the Participant or savings arrangement as notified to a Participant by the Company on the Date of
Invitation.
"Bonus" shall mean the assumed bonuses and/or interest (denominated in Romanian Leu) if any, as determined from time to time by the relevant institution with whom a Savings
Account is opened.
All references to sterling (GBP) or US dollars (US$), whether express or otherwise, shall be deemed to mean the Romanian Leu equivalent.
1.1In Rule 1.1:
(a)  the definition of "Eligible Employee", letter (B) should be read as " is resident in
Romania.  The definition includes full-time or part-time employees who are employed on a permanent basis, under probation or with fixed term employment contracts at the time of invitation, employees on sick leave, employees on maternity, paternity or similar leave and expatriate employees on long term assignments, who are tax resident in Romania and not tax resident in their home country”.
(b) the definition of “Participating Company”, letter (B) should be read as if the following were added at the end: “provided such Company has its head office or registered office in the EU.”
(c) The definition of “Maximum Contribution” shall be read as “such maximum monthly contribution in Romanian Leu as may be determined from time to time by the board, taking into account the applicable Maximum Contribution under the
Scheme.”
(d) The definition of “Minimum Contribution” shall be read as “such minimum monthly contribution in Romanian Leu as may be determined from time to time by the board, taking into account the applicable Minimum Contribution under the
Scheme.”
2.1The following rule shall be inserted in place of Rule 2.1:
“The Board may, during any Invitation Period, invite applications for Options from such Eligible Employees or categories of Eligible Employees as the Board may determine.”
6.3In Rule 6.3 the following should be read as follows:
-  the reference to "redundancy" shall mean circumstances in which the employment relationship is terminated for reasons not related to the employee's person determined by a real and serious cause (article 65 of the Romanian Labor Code); and
- the reference to "retirement on reaching the Specified Age" shall mean the standard retirement age as regulated by the applicable Romanian legal provisions and amended from time to time.
- the reference to "a business or part of business which is transferred to a person"
shall refer to the transfer of undertakings in the meaning of the transfers of undertakings Directive 2001/23/EC.
6.8A new Rule 6.8 shall be inserted as follows:
"An Option shall lapse if a Participant closes or makes any withdrawal from his
Savings Account (other than for the purposes of exercising an Option) or if he fails to make monthly contributions in each case in such a manner as to breach the savings requirements notified to the Participant at the Date of Invitation in accordance with
Rule 2.1.”
16 A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as
Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
18.The following rule shall be inserted at Rule 18:
"18.1If due to exchange rate fluctuations, the contents of the Savings Account are insufficient to exercise the Option in full (taking into account the contributions plus the Bonus), the Company may require, at its discretion, that the Participant shall make additional payments to the Savings Account so as make good such shortfall prior to any exercise of an Option. If on the other hand, there is an excess of funds in the Savings Account due to exchange rate fluctuations, the excess funds less the bank transfer fee determined by the
Company will be retained by the Participant and additional Shares may not be purchased.
18.3If withholding tax obligations arise under Romanian or foreign law in connection with any transaction under the Scheme (including the grant or exercise of options) then the Participant or other person in respect of whom such obligations arise shall make arrangements satisfactory to the Company to meet those obligations.  The Company will not be required to issue any shares under the Scheme until such obligations are satisfied.
18.4For avoidance of doubt, the Company may decide from time to time whether the monthly contribution to a Savings Account may, provided the prior written consent of the Eligible Employee has been obtained, be deducted from his/her monthly net pay.”
APPENDIX 11
INDIA
All Rules of the Scheme shall apply to the Options granted under the Scheme to Participants resident in India, except to the extent amended, or added to, by this Appendix 11. In the event a Participant becomes an Indian resident subsequent to the Date of Grant of the Option to such Participant under the Scheme, such Option shall immediately be amended in a manner consistent with this Appendix
11.
The Company reserves the right to apply any or all of the following provisions to individuals who are not Indian citizens / nationals, but considered as persons resident in India, to the extent it determines necessary or advisable under applicable Indian laws.
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in
Ireland and, where applicable, India.
1.IMPORTANT INFORMATION
1.1.The Scheme (including the corresponding documents) is neither a prospectus nor a statement in lieu of a prospectus. It does not constitute an offer or an invitation to subscribe to the securities issued by the Company. Accordingly, this document has neither been delivered for registration nor is it intended to be registered with any regulatory authorities in India.
1.2.This document is not intended for distribution and is meant solely for the consideration of the person to whom it is addressed and should not be reproduced by the recipient.
1.3.This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the
Scheme.
2.EXCHANGE CONTROL INFORMATION
2.1.The Participant must comply at the time of exercise with applicable laws and regulations of
India, including but not limited to the Foreign Exchange Management Act, 1999 of India and
the rules, regulations and amendments thereto, including the Foreign Exchange Management
(Overseas Investment) Rules, 2022 and the Foreign Exchange Management (Overseas
Investment) Regulations, 2022 (“FEMA”).
2.2.In relation to the Shares that may be issued to the Participant by the Company, the Participant agrees and acknowledges that he / she may be required to submit to the Reserve Bank of India such other reports or documents as may be prescribed by the Reserve Bank of India from time to time. On the sale of Shares purchased under the Scheme or the receipt of any dividends on the Shares, the Participant acknowledges his / her obligation and agree to repatriate any proceeds within 180 days of the date of sale or the date of the dividends falling due (as maybe applicable), unless such proceeds are reinvested in compliance with FEMA. The Participant will inform the employer Participating Company immediately upon any divestment of the
Shares held by the Participant as required to be disclosed by the employer under FEMA. It is the responsibility of the Participant to comply with all of these requirements.  Neither the
Company nor the employer Participating Company will be liable for any fines or penalties resulting from a failure of the Participant to comply with any applicable laws.
3.TAX
3.1.By accepting the terms of the Scheme and the Rules, the Participant acknowledges and agrees to comply with all applicable Indian laws and report any income and pay any and all applicable taxes, as required by Indian laws, associated with the Shares, the sale of Shares acquired under the Scheme and the receipt of any dividends paid on such Shares. The Participants will cooperate with the board of the directors of the Company and the employer Participating
Company, to ensure that the Company and such Participating Company are at all times compliant with all applicable laws.
3.2.Notwithstanding clause 3.1, the Participant will forthwith provide all necessary information upon request by the employer Participating Company in order for the employer Participating
Company to make necessary filings with the regulatory authorities under applicable law. Where necessary and so directed by the employer Participating Company, the Participant shall make such payments or deposit such amounts with the employer Participating Company to comply with its tax obligations under applicable laws. The entitlement of the Participant to the Option shares is contingent upon the Participant complying with his / her obligations under the Scheme and the Rules.
4.DATA PRIVACY
4.1.The Participants explicitly and unambiguously consent to the collection, use, disclosure and transfer, in electronic or other form, of their personal information (as such term is defined in the
Information Technology Act, 2000 read with the Information Technology (Reasonable Security
Practices and Procedures and Sensitive Personal Data or Information) Rules, 2011) as described in this document by and among, as applicable, the Company and the Participating Company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Scheme.
4.2.The Participants understand that the Company and the Participating Companies hold certain personal information about the Participant, including but not limited to, name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company and / or any Participating Company, details of all options or any other entitlement to shares of stock awarded, cancelled, purchased, exercised, vested, unvested or outstanding in the Participant’s favour for the purpose of implementing, managing and administering the Scheme (“Data”).
4.3.The Participant understands and consents that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Scheme, that these recipients may be located in India or elsewhere, and that the recipient country may have different data privacy laws providing less protections of the Participant’s personal data than in
India. The Participant authorises the recipients to receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing their participation in the Scheme. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage participation of the
Participant in the Scheme. The Participants understand that refusing or withdrawing their consent may affect their ability to participate in the Scheme.
1 Administrative Note: Please note that if there are participants in Quebec, such participants will need to receive the Scheme text and all documents relating to the grant of an Option in French. If in the context of an Option grant it is contemplated that the participants enter into an agreement (e.g., as part of the application for an Option), Flutter may seek to receive a French language waiver from the Quebec employee. However, this would only be enforceable if the employee receives both French and English version and then decides to accept to be governed by the English version of such agreement and the Scheme text.
APPENDIX 12
CANADA1
This Appendix 12 shall apply to all Options granted to Eligible Employees who are residents of
Canada or are employed in Canada (in each case within the meaning of the Income Tax Act (Canada).
Except as amended or overridden by this Appendix 12, the Rules of the Scheme shall apply to Options granted under the Scheme to such Eligible Employees.  In the event of any inconsistency between the
Rules of the Scheme and this Appendix 12, the terms of this Appendix 12 shall prevail.
1.Definitions
In this Appendix 12, the following terms shall have the following meanings:
1.“Eligible Employee” means any individual:
(a)who is an employee of a Participating Company or is a full-time director of a Participating
Company (a full-time director for this purpose is one who is required to devote substantially the whole of his time to the service of a Participating Company); and
(b)who is either a resident of Canada or who is employed in Canada (both within the meaning of the Income Tax Act (Canada)); and
(c)who is an employee of a Participating Company or is a full-time director of a Participating
Company:
(x)on the Date of Invitation and remains so until the Date of Grant and for this purpose the gap between the Date of Invitation and the Date of Grant shall not exceed 12 months; or
(y)for such other period (not exceeding 12 months ending on the Date of Grant)
as the Directors may from time to time determine;
“Savings Contract” means a contract approved by the Board pursuant to which the holder of an Option agrees to make monthly savings contributions which may be used to acquire Shares on the exercise of such Option, but in any event subject to Rule 3 of this Appendix 12;
“Termination Date” means:
(a)in the case of an employee (i) the date on which the employee’s employment with a
Participating Company ceases for any reason, whether lawful or otherwise
(including, without limitation, by reason of resignation, retirement, death, frustration of contract, termination for cause (as defined by the Participant’s employment agreement or, in the absence of such definition, applicable law), termination without cause, disability or constructive dismissal) without regard to any pay in lieu of notice
(whether paid by lump sum or salary continuance) benefits continuation, or other termination or severance payments to which the employee may be entitled, whether pursuant to contract, the common or civil law or otherwise, or (ii) on such later date, if applicable, as may be required to satisfy the minimum requirements of applicable employment or labour standards legislation. For greater certainty, an employee shall not cease to be employed by a Participating Company during a period of vacation, temporary illness, maternity or parental leave, or any other authorized leave of absence. For the avoidance of any doubt, the parties intend to displace any presumption that the Participant is entitled to reasonable notice of termination under common law or civil law in connection with the Scheme; or
(b)in the case of a director who is not an employee, the date upon which the Participant ceases to hold office.
References to a “Rule” in this Appendix 12 shall be to the Rules of the Scheme, except as otherwise expressly provided herein.
2.Rule 6
2.1Rule 6.3 shall be deleted in its entirety and replaced with the following Rule 6.3:
“6.3An Option may be exercised by a Participant:
2.1.1.within 6 months following the Participant’s Termination Date which occurs for any reason other than a termination for cause (as defined by the Participant’s employment agreement or, in the absence of such definition or in case of a director who is not an employee, applicable law) or the Participant’s voluntary resignation; or
2.1.2.within 6 months following the date on which:
the Participant’s employing company, or, in case of a director who is not an employee, the company in which the Participant holds office, ceases to be subject to Control of the Company; or
the business or part of a business to which the Participant’s office or employment relates is transferred to a person who is neither a Participating Company nor a company of which the Company has Control.”
2.2Rule 6.4 shall be deleted in its entirety and be replaced with the following Rule 6.4:
“6.4[Intentionally Omitted]”
2.3Rule 6.5 shall be deleted in its entirety and be replaced with the following Rule 6.5:
“6.5[Intentionally Omitted]”
2.4Rule 6.6 shall be deleted in its entirety and be replaced with the following Rule 6.5:
“6.6Except as may otherwise be required to satisfy the minimum requirements of applicable employment or labour standards legislation, an Option granted to a Participant shall lapse upon the occurrence of the earliest of the following:
(a)subject to (b) below, 6 months after the Maturity Date under the Savings
Contract entered into in connection with the Option;
(b)where the Participant dies before the Maturity Date, 12 months after the date of death, and where the Participant dies in the period of 6 months after the
Maturity Date, 12 months after the Maturity Date;
(c)the expiry of any of the 6 month periods specified in Rule 6.3(a) and (b), save that if at the time any of such applicable periods expire, time is running under the 12 month periods specified in Rule 6.2, the Option shall not lapse by reason of this Rule 6.6 until the expiry of the relevant 12 month period in
Rule 6.2;
(d)the Participant’s Termination Date by reasons of a termination for cause (as defined by the Participant’s employment agreement or, in the absence of such definition or in case of a director who is not an employee, applicable law) or the Participant’s voluntary resignation and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual, civil law or common law termination entitlement or otherwise;
(e)subject to Rule 8, the passing of an effective resolution, or the making of an order by the Court, for the winding-up of the Company;
(f)the Participant being deprived (otherwise than on death) of the legal or beneficial ownership of the Option by operation of law, or doing anything or omitting to do anything which causes him to be so deprived or become bankrupt and the Participant waives any claim to damages in respect thereof whether related or attributable to any contractual, civil law or common law entitlement or otherwise; and
(g)before an Option has become capable of being exercised, the Participant giving notice that he intends to stop paying Monthly Contributions, or being deemed under the terms of the Savings Contact to have given such notice, or making an application for repayment of the Monthly Contributions.”
3.Trust
No Eligible Employee who holds an Option shall be a beneficiary of any trust established for purposes of the Scheme by a Participating Company outside of Canada.
APPENDIX 13
BOSNIA AND HERZEGOVINA
All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible Employees
(Participants) resident in Federation of Bosnia and Herzegovina (“FBiH”) and Republika Srpska
(“RS”), except for the following amendments thereto:
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in
Ireland and, where applicable, Bosnia and Herzegovina (“BiH”), FBiH and/or RS.
A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
A new rule shall be inserted after Rule 16.4 and shall be numbered as Rule 16.5 as follows:
“16.5Eligible Employee acknowledges that it has expressed an interest in participating in the
Scheme and acquiring the Options /Shares, upon which request the Company informed it about the terms of the Scheme. Provision of such information and documents by the Company does not constitute an offer to sell, or a solicitation of offer to purchase or subscribe for, securities in FBiH or
RS, as the case may be. Eligible Employee make the decision to acquire the Options and/or the Shares after review of the information and documents provided by the Company exclusively after his/her first written request. Notwithstanding anything to the contrary stated here, the terms of the Scheme are intended to be implemented in accordance with mandatory rules of BiH law.”
A new rule shall be inserted after Rule 16 and shall be numbered as Rule 17 as follows:
“17.By accepting the term of the Scheme, Eligible Employee represents and warrants that he/she/
they is/are authorized to enter into this Scheme and to exercise the Option / purchase the Shares and no consent or approval of any other party (including his/her/their spouse) is required (or has been obtained, if applicable).”
APPENDIX 14
SERBIA
All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible Employees
(Participants) resident in Serbia except for the following amendments thereto:
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in
Ireland and, where applicable, Serbia.
Options or any giving under the Rules to Eligible Employee do not constitute a derivative financial instrument under Irish law.
A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
A new rule shall be inserted after Rule 16.4 and shall be numbered as Rule 16.5 as follows:
“16.5Eligible Employee acknowledges that it has expressed an interest in participating in the
Scheme and acquiring the Options /Shares, upon which request the Company informed it about the terms of the Scheme. Provision of such information and documents by the Company does not constitute an offer to sell, or a solicitation of offer to purchase or subscribe for, securities in Serbia.
Eligible Employee make the decision to acquire the Options and/or the Shares after review of the information and documents provided by the Company exclusively after his/her first written request.
Notwithstanding anything to the contrary stated here, the terms of the Scheme are intended to be implemented in accordance with mandatory rules of Serbian law.”
A new rule shall be inserted after Rule 16 and shall be numbered as Rule 17 as follows:
“17.By accepting the term of the Scheme, Eligible Employee represents and warrants that he/she/
they is/are authorized to enter into this Scheme and to exercise the Option / purchase the Shares and no  consent or approval of any other party(including his/her/their spouse) is required (or has been obtained, if applicable).”
APPENDIX 15
MONTENEGRO
All Rules of the Scheme shall apply to Options granted under the Scheme to Eligible Employees
(Participants) resident in Montenegro except for the following amendments thereto:
Any reference in the Rules to legislation shall be deemed a reference to that legislation as enacted in
Ireland and, where applicable, Serbia.
Options or any giving under the Rules to Eligible Employee do not constitute a derivative financial instrument under Irish law.
A new rule shall be inserted after Rule 16.1 and the new rule shall be numbered as Rule 16.2 as follows:
“16.2This Scheme does not form part of the contract of employment of any individual who participates therein. No Options (to the extent applicable) or Shares shall replace, supplement or form part of employment or other remuneration or compensation of any individual who participates in the
Scheme.”
Rules 16.2 and Rules 16.3 shall be re-numbered as Rules 16.3 and Rules 16.4 respectively.
A new rule shall be inserted after Rule 16 and shall be numbered as Rule 17 as follows:
“17. By accepting the term of the Scheme Eligible Employee represents and warrants that he/she/they is/are authorized to enter into this Scheme and to exercise the Option / purchase the Shares and no consent or approval of any other party(including his/her/their spouse/partner) is required (or has been obtained, if applicable).”
APPENDIX 16
BRAZIL
1.Purpose and Eligibility. The purpose of this Appendix (this “Brazilian Appendix”) is to enable the Company to grant Options to certain Eligible Person of the Company or Subsidiary who is based in Brazil. Any Options to such Participants may only be granted under this Brazilian Appendix.
Any person to whom an Option has been granted under this Brazilian Appendix is a “Participant” for the purposes of the Plan.
2.Nature of Grant and Relationship. By exercising Options, the Participant acknowledges, understands and agrees that (i) the Participant is making an investment decision, (ii) if applicable, the
Participant will be entitled to exercise Options, and receive stocks pursuant to the exercise of the
Options, only if the vesting conditions are met and any necessary services are rendered by the
Participant between the date of grant of Options and the vesting date(s), and (iii) the value of the underlying stocks is not fixed and may increase or decrease without compensation to the Participant.
2.1. If the Option Price corresponds to 100% (a hundred per cent) of the Market Value of the
Share, the Options will not have a compensation nature and, therefore, no labor/employment charges/repercussions and social security contributions will be applicable/payable at any time by the Company. Upon sale of the Shares by the Participant, the Participant shall pay
Individual Income Tax (“IIT”) over the capital gains derived from the sale of the Shares at progressive rates from 15% to 22.5%.
2.2. If the Option Price is less than a 100% (a hundred per cent) of the Market Value of the
Share, the Options will have a compensation nature and, therefore the company will proceed with the collection of the respective labor/employment charges/repercussions and social security contributions, as well as withholding income tax, as applicable, in accordance with applicable laws. Upon sale of the Shares by the Participant, the Participant shall pay IIT over the capital gains derived from the sale of the Shares at progressive rates from 15% to 22.5%.
3.Termination without Cause. A new Rule 6.8 shall be added as follows: “Notwithstanding the rest of Rule 6, an Option may be exercised by a Participant within 6 months following his ceasing to hold the office or employment by virtue of which he is eligible to participate in the Scheme by reason of his office or employment being terminated by his employer without cause if such termination takes place following the Maturity Date.”
4.Compliance with Laws. By accepting an Option, the Participant acknowledges and agrees to comply with applicable Brazilian laws and to report and pay any and all applicable Tax-Related Items
(as defined below). The Participant agrees that, for all legal purposes: (i) the Options provided under the Plan are the result of commercial transactions unrelated to the Participant’s employment; (ii) the
Plan is not a part of the terms and conditions of the Participant’s employment or relationship; and
(iii) the income from the Option, if any, is not part of the Participant’s remuneration. For purposes of this Brazilian Addendum, “Tax-Related Items” means the payment of income, employment, social insurance, National Insurance Contributions, payroll tax, fringe benefit tax, payment on account or other tax-related items related to the Participant’s Option.
5.Report of Overseas Assets.  If the Participant is resident or domiciled in Brazil, the
Participant will be required to submit a declaration of assets and rights held outside of Brazil to the
Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds
US$1,000,000 on December 31 of the previous fiscal year, on an annual basis, or on a quarterly basis, if the total amount of such assets and rights held abroad is equal to or higher than US$100,000,000 (or equivalent amounts in other currency), on March 31, June 30, September 30 and December 31 of any
given fiscal year. Assets and rights that must be reported include, but are not limited to, the Shares acquired under the Plan. The information must be submitted to the Banco Central do Brasil (the
“Central Bank”) by April 5. The report must be submitted through the Central Bank’s online portal, using a valuation for all foreign assets held as of December 31.
6.Exchange Controls.  Any remittance of funds abroad should be made through a local bank duly authorized to deal in foreign exchange in Brazil.  In addition to the fees that may be charged by the financial institution for having the foreign exchange transactions liquidated and the corresponding funds remitted abroad, the Brazilian Tax on Financial Transactions (“IOF”) will be due upon such remittance, at the rate of 0.38%, upon the gross amounts involved on the transaction.  Funds remitted into Brazil may also be subject to this tax.  The Participant should consult with his or her personal legal, financial, and tax advisors for any additional details on cross-border transactions that may be subject to the IOF.
7.Securities Laws.  The Plan is not a public offer in Brazil and the offer is only directed at the individuals to whom the offer is specifically addressed.  The Plan and the securities acquired under the Plan have not been, and will not be, publicly issued, placed, distributed, offered or negotiated in the Brazilian capital markets and, as a result, will not be registered with or supervised by the Brazilian
Securities Commission (Comissão de Valores Mobiliários, the “CVM”) or any other any governmental authority in Brazil.  Therefore, any stocks acquired under the Plan will only be offered or sold in Brazil in circumstances which do not constitute a public offering, placement, distribution or negotiation under Brazilian capital markets regulations.
8.Report to Tax Authorities.  Participants must also report their assets and rights held abroad, including the stocks acquired under the Plan, to Brazilian Tax Authorities.